UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

Cohen & Steers, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 24, 2023

Dear Shareholders:
This past year, we remained focused on delivering strong investment performance for our clients amid market challenges. We continued to foster growth in our business, innovating and investing in our next generation of talent, while seeking excellence by capitalizing on the groundwork laid in prior years. We appreciate the continued trust and confidence our shareholders have placed in us.
It is our pleasure to invite you to the Cohen & Steers, Inc. 2023 Annual Meeting of Shareholders to be held on Thursday, May 4, 2023, beginning at 9:00 a.m. New York time.
Our Annual Meeting will be a virtual meeting of shareholders. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting, which will be held via live audio webcast and may be accessed by visiting http://www.virtualshareholdermeeting.com/CNS2023.
The accompanying materials include the notice of annual meeting, the proxy statement and the 2022 annual report to shareholders, which includes the company’s Annual Report on Form 10-K for the year ended December 31, 2022. The proxy statement describes the business that the company will conduct at the Annual Meeting and provides information about the company.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we ask you to please cast your vote. You can vote your shares by Internet, telephone, mail or online during the Annual Meeting. To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice of Internet Availability of Proxy Materials or the accompanying proxy card.
We look forward to your attendance at the Annual Meeting.
Sincerely,

Martin Cohen Chairman of the Board of Directors	Robert H. Steers Executive Chairman	Joseph M. Harvey Chief Executive Officer and President

March 24, 2023
NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 4, 2023
Dear Shareholders:
Cohen & Steers, Inc. will hold its 2023 Annual Meeting of Shareholders virtually via live audio webcast at http://www.virtualshareholdermeeting.com/CNS2023 on Thursday, May 4, 2023, beginning at 9:00 a.m. New York time. At the Annual Meeting, the company will ask you to:
(1)Elect as directors the nine nominees named in the proxy statement to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
(2)Ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2023;
(3)Approve, in a non-binding advisory vote, the compensation of the company’s named executive officers;
(4)Determine, in a non-binding advisory vote, whether a shareholder vote to approve the compensation of the company’s named executive officers should occur every one, two or three years; and
(5)Consider any other business that is properly presented at the Annual Meeting.
As permitted under the “Notice and Access” rules adopted by the Securities and Exchange Commission, the company is primarily furnishing the proxy materials to its shareholders by Internet rather than mailing paper copies of the materials to each shareholder. Therefore, most shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice contains instructions about how to access the proxy materials by Internet, how to vote your shares and how to request a paper or electronic copy of the proxy materials. The company believes electronic delivery should expedite the receipt of materials, significantly lower costs and help conserve natural resources.
Whether you receive the Notice or paper copies of the proxy materials, the company will make available for review online the proxy statement, the annual report to shareholders and any amendments to the foregoing that are required to be furnished to shareholders, as further described in the instructions contained in the Notice or proxy card. You may also view the proxy materials at https://materials.proxyvote.com/19247A.
The Board of Directors of Cohen & Steers, Inc. has fixed the close of business on March 9, 2023 as the record date for the determination of shareholders entitled to receive notice of, and to vote on, all matters presented at the Annual Meeting or any adjournments or postponements thereof.
Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, the company asks that you please cast your vote. You can vote your shares by Internet, telephone, mail or online during the Annual Meeting. To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice or the accompanying proxy card.

By Order of the Board of Directors,

Francis C. Poli Corporate Secretary

Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS
These proxy materials are being delivered in connection with the solicitation by the Board of Directors (the “Board”) of Cohen & Steers, Inc., a Delaware corporation (the “company,” “we,” “our,” or “us”), of proxies to be voted at the company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournment or postponement thereof.
You are invited to attend the Annual Meeting on Thursday, May 4, 2023, beginning at 9:00 a.m. New York time. The Annual Meeting will be a virtual meeting of shareholders. You will be able to attend the 2023 Annual Meeting, vote your shares electronically and submit your questions during the meeting, which will be held via live audio webcast and may be accessed by visiting http://www.virtualshareholdermeeting.com/CNS2023. To participate in the meeting you must have your 16-digit Control Number included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials. You will not be able to attend the 2023 Annual Meeting in person.
We expect the proxy materials and the Notice of Internet Availability of Proxy Materials (the “Notice”) to be mailed and/or made available to each shareholder eligible to vote on or about March 24, 2023.
Items to be Voted on at the Annual Meeting
The following proposals will be voted on at the Annual Meeting:
•Item 1: the election as directors of the nine nominees named in this proxy statement;
•Item 2: the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2023;
•Item 3: the approval, in a non-binding advisory vote, of the compensation of the company’s named executive officers;
•Item 4: the determination, in a non-binding advisory vote, whether a shareholder vote to approve the compensation of the company’s named executive officers should occur every one, two or three years; and
•Item 5: any other business that is properly presented at the Annual Meeting.
Board Recommendations
The Board recommends that you vote:
•“FOR” each of the nine director nominees named in this proxy statement;
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2023;
•“FOR” the approval of the compensation of the company’s named executive officers; and
•“ONE YEAR” with respect to how frequently a shareholder vote to approve the compensation of our named executive officers should occur.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 4, 2023
Under rules adopted by the Securities and Exchange Commission (the “SEC”), the company is furnishing proxy materials to its shareholders primarily by Internet. We believe this process should expedite shareholders’ receipt of the proxy materials, lower the costs of the Annual Meeting and help conserve natural resources. On or about March 24, 2023, we expect to mail the Notice to most of our shareholders. The Notice includes instructions about how to access and view the proxy materials, including this proxy statement and the company’s annual report to shareholders, online and instructions about how to vote by Internet, telephone, mail or online during the Annual Meeting. The Notice also includes instructions about how to request a paper or electronic copy of the proxy materials. If you received the Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you received a paper copy of the proxy materials, you can also view these materials online by following the instructions contained in the Notice or proxy card. The proxy materials are available at www.proxyvote.com and https://materials.proxyvote.com/19247A.
Shareholders Entitled to Vote
Shareholders of record at the close of business on March 9, 2023 are entitled to vote at the Annual Meeting. As of March 9, 2023, 49,105,595 shares of the company’s common stock, par value $0.01 per share, were outstanding. Holders of the company’s common stock are entitled to one vote per share.
Virtual Meeting Format
Our Annual Meeting will be a virtual meeting of shareholders held via a live audio webcast. The virtual meeting will provide the same rights and advantages of a physical meeting and shareholders will be able to present questions online during the meeting.
Participation in the Virtual Meeting
To participate in the Annual Meeting you must have your 16-digit Control Number that is included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials.
You may access the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/CNS2023. You will be able to submit questions during the meeting. To submit a question during the meeting, select the “Q&A” button on the bottom right side of the virtual meeting platform interface and then type your question into the “Submit a Question” field and click “Submit.” If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page. This proxy statement contains information about the items shareholders will vote on at the Annual Meeting.
Rights Afforded to Virtual Meeting Participants
The virtual meeting format for the Annual Meeting will enable full and equal participation by attending shareholders from any place in the world at little to no cost. We designed the format of the virtual meeting to ensure that our shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will take the following steps to ensure such an experience:
•providing shareholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per shareholder unless time otherwise permits; and
•answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
How to Vote
Shareholders who hold their shares directly may vote as follows prior to the Annual Meeting:
•By mail: Shareholders can sign, date and return their proxy cards by mail using the pre-addressed, postage-paid envelope that is provided.
OR
•By Internet: Shareholders can vote at www.proxyvote.com 24 hours a day, seven days a week. Instructions are provided in the Notice or proxy card. The Internet voting system is a secure method of voting, and your vote will be recorded accurately. You will need the 16-digit Control Number included in the Notice or proxy card to vote online. If you vote by Internet, you may incur costs associated with Internet access, such as usage charges from Internet service providers and telephone companies.
OR
•By telephone: Shareholders can vote by telephone by calling 1-800-690-6903. You will need the 16-digit Control Number included in the Notice or proxy card to vote by telephone.
To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice or the accompanying proxy card. All proxies that have been properly signed and returned and not revoked will be voted in accordance with the instructions provided. If you sign and return your proxy but do not provide voting instructions, the shares represented by such proxy will be voted as recommended by the Board.
If your shares are held indirectly through an account with a bank or broker, you will receive from your bank or broker an instruction card and information about how to give voting instructions to them.
Voting at the Annual Meeting
If you virtually attend the Annual Meeting, you can vote online during the Annual Meeting, even if you have previously returned a proxy or otherwise voted. You will need your 16-digit Control Number that is included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials in order to be able to enter the Annual Meeting and to vote during the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
Voting on Other Matters
If you sign and return your proxy, and if any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date we filed this proxy statement, we were not aware of any other matters to be raised at the Annual Meeting.
Revocation of Proxies
You may revoke your proxy at any time before voting is declared closed at the Annual Meeting. You may revoke your proxy by sending a signed proxy card with a later date before voting is declared closed or by voting online during the Annual Meeting. You may also revoke your proxy by voting a new proxy, by telephone or Internet or by providing written notice of revocation to the Corporate Secretary, Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017.
If your proxy is not properly revoked, we will vote your shares as indicated in your most recent valid proxy.
Required Vote
The presence or representation by proxy of the holders of a majority in voting power of the company’s issued and outstanding common stock and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and shares represented by “broker non-votes” that are present and entitled to vote at the Annual Meeting are counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power for a proposal and has not received instructions from the beneficial owner. Under current New York Stock Exchange (“NYSE”) rules, if you do not instruct your broker how to vote with respect to Items 1, 3, or 4, your broker may not vote your shares with respect to such proposals. There cannot be any broker non-votes with respect to Item 2 because brokers have discretion under the NYSE rules to vote uninstructed shares on such proposals.
With respect to Item 1 (election of directors), in an uncontested election of directors, to be elected, a director nominee must receive a majority of the votes cast by holders of the company’s common stock present in person or represented by proxy at the virtual Annual Meeting and entitled to vote on the election of directors (a “majority vote”). Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee and will have no effect on the outcome of the election. In a contested election of directors, to be elected, a director nominee must receive a plurality of the votes cast by holders of the company’s common stock present in person or represented by proxy at the virtual Annual Meeting and entitled to vote on the election of directors. Under the company’s bylaws, a “contested election” is an election in which, as of the tenth day preceding the date the company first transmits the notice of meeting for such annual meeting to its shareholders or at any time thereafter, the number of nominees for director is greater than the number to be elected.
In the event of an uncontested election, each incumbent director standing for re-election at the Annual Meeting has agreed to resign, upon acceptance of such resignation by the Board, if such director does not receive a majority of the votes cast in such election. The Board must accept or reject such resignation within 90 days following certification of the shareholder vote.
If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal. If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may either (i) fill the resulting vacancy pursuant to the company’s bylaws or (ii) decrease the size of the Board to eliminate the vacancy.
The affirmative vote of the holders of a majority in voting power of the company’s outstanding common stock present in person or represented by proxy at the virtual Annual Meeting and entitled to vote on such matters is required to approve Item 2 (ratification of the company’s independent registered public accounting firm), Item 3 (approval of the compensation of the company’s named executive officers) and Item 4 (determination of the frequency of holding advisory votes on executive compensation). If you abstain from voting on Items 2, 3 or 4, it will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of Items 3 or 4. Items 2, 3 and 4 are advisory in nature and are non-binding.
Cost of Proxy Solicitation
We will pay the expenses of soliciting proxies. Proxies may be solicited in person or by mail, telephone, facsimile or other electronic transmission by our directors, officers and employees, without additional compensation. We will reimburse brokers and other custodians, nominees and fiduciaries that forward soliciting materials to beneficial owners of stock held of record by such entities.
List of Shareholders
A list of all shareholders of record entitled to vote at the Annual Meeting will be available 10 days prior to the Annual Meeting at the company’s corporate headquarters between the hours of 8:45 a.m. and 4:30 p.m. New York time. You may schedule an appointment to review the list of shareholders by contacting our Corporate Secretary at Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017 or (212) 832-3232.
Householding
In order to reduce printing and postage costs, we have undertaken an effort to deliver a single copy of the proxy materials to multiple shareholders of record sharing an address. This delivery method, called “householding,” will not be used if we receive contrary instructions from one or more of the shareholders sharing an address. If your household received a single copy of the proxy materials, we will promptly deliver a separate copy of these materials to any shareholder who sends a written request to the Corporate Secretary, Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017. Requests may also be directed to the Corporate Secretary at (212) 832-3232. If your household receives multiple copies of the proxy materials, and you wish to request delivery of a single copy, you may contact our Corporate Secretary as set forth above. Even if householding is used, a separate proxy card will be provided to each shareholder of record. Each proxy card should be signed, dated and returned to the company.
Voting Results
Broadridge Financial Solutions, Inc. (“Broadridge”) will act as the company’s inspector of election and independent tabulating agent. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.
Confidentiality of Voting
We keep all proxies, ballots and voting tabulations confidential. However, we permit Broadridge to examine these documents. We have instructed Broadridge to forward us any written comments included in a proxy card.
Annual Report
We make available free of charge on our website at www.cohenandsteers.com, under “Company–Investor Relations–SEC Filings,” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on

Form 8-K and any amendments thereto, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. In addition, we will provide free of charge to each shareholder upon written request a copy of our Annual Reports on Form 10-K (including our consolidated financial statements, schedules and list of exhibits), Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments thereto. Requests for copies should be addressed to the Corporate Secretary, Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017. Requests may also be directed to the Corporate Secretary at (212) 832-3232. Copies can also be accessed electronically on the SEC’s website at www.sec.gov. The company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the company’s 2022 annual report to shareholders are not part of the proxy solicitation materials.

ITEM ONE
ELECTION OF DIRECTORS
The company’s amended and restated certificate of incorporation and bylaws provide that the Board will consist of that number of directors as determined from time to time by resolution of the Board. The number of directors is currently fixed at nine. Acting upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the nine individuals listed below for election as directors to hold office until the next annual meeting of shareholders and the election and qualification of their successors. All such nominees are currently directors of the company.
The proxies solicited hereby, unless directed to the contrary therein, will be voted “FOR” the nine director nominees. All nominees have consented to being named in this proxy statement and to serve if elected. The Board has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee is unavailable or unable to serve, the shares represented by all valid proxies will be voted by the person(s) acting under said proxy in accordance with the recommendation of the Board.
Nominee Information
When considering director nominees, the Board and the Nominating Committee consider each nominee’s experience, qualifications, attributes and skills.
•With respect to Messrs. Cohen, Steers and Harvey, the Board considered their knowledge and many years of experience with the company, including Mr. Cohen’s and Mr. Steers’ founding of the company.
•With respect to Dr. Aggarwal, the Board considered her expertise relating to corporate governance, capital raising, global financial markets and securities market regulation.
•With respect to Mr. Connor, the Board considered his experience in the investment banking industry where he advised companies across a wide range of industries as well as his current role as the chief financial officer of a publicly-traded company.
•With respect to Mr. Rhein, the Board considered his background in accounting matters, which includes specialization in the real estate sector, as well as his previous long-term membership on the board of directors of a publicly-traded real estate investment trust.
•With respect to Mr. Simon, the Board considered the broad perspective brought by his experience directing the research and analysis of companies across a wide range of industries.
•With respect to Ms. Smith, the Board considered her extensive management experience at a financial services company and her expertise in human resources matters, broad administrative and organizational oversight and personnel management.
•With respect to Mr. Villani, the Board considered his background in the investment management industry, including his experience as the chief executive officer of a large global investment management firm.
Set forth below are the names of each director nominee, their ages and positions with the company, the years they became directors and their biographical information.

Name	Age	Position
Martin Cohen	74	Chairman of the board of directors and director
Robert H. Steers	70	Executive chairman and director
Joseph M. Harvey	59	Chief executive officer, president and director
Reena Aggarwal	65	Director
Frank T. Connor	63	Director
Peter L. Rhein	81	Director
Richard P. Simon	77	Director
Dasha Smith	49	Director
Edmond D. Villani	76	Director

Martin Cohen, a director since August 2004, is the chairman of the Board. Mr. Cohen served with Mr. Steers as the company’s co-chief executive officer and co-chairman until 2014 and then served as executive chairman until his retirement from the company in February 2016. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation’s first real estate securities mutual fund. From 1976 to 1981, Mr. Cohen was a vice president at Citibank, where, in 1980, he organized and managed the Citibank Real Estate Stock Fund. Mr. Cohen is a former member of the board of governors of the National Association of Real Estate Investment Trusts. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University.

Robert H. Steers, a director since August 2004, is the company’s executive chairman. Mr. Steers served with Mr. Cohen as the company’s co-chief executive officer and co-chairman until 2014 and then served as the company’s chief executive officer until March 2022. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation’s first real estate securities mutual fund. From 1977 to 1982, Mr. Steers was a vice president at Citibank, serving as an analyst and portfolio manager of Citibank’s Emerging Growth Stock Fund. Mr. Steers serves on the board of directors of Cohen & Steers Income Opportunities REIT, Inc. Mr. Steers is a member of the Advisory Committee of the Staff Retirement Plan of the International Monetary Fund and a member of the Investment Committee, Georgetown University. Mr. Steers previously served as a Vice President of Cohen & Steers Securities, LLC until 2022 and as director and chairman of each of the company’s U.S. registered open-end and closed-end funds until December 2021. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University.

Joseph M. Harvey, a director since August 2019, is the company’s chief executive officer and president. Joining the company in 1992 as a REIT analyst, Mr. Harvey subsequently served as a portfolio manager from 1998 to 2016 and chief investment officer from 2003 to 2019. He has served as the company’s president since 2003 and as the company’s chief executive officer since March 2022. Mr. Harvey also served as the company’s acting chief executive officer from February 2021 until June 2021. Prior to that, Mr. Harvey was a vice president with Robert A. Stanger Co., where for five years he was an analyst specializing in real estate, oil and gas and related securities for the firm’s research and consulting activities. Mr. Harvey serves on the board of directors of Cohen & Steers Income Opportunities REIT, Inc. Mr. Harvey also serves as a vice president, director and chairman of each of the company’s U.S. registered open-end and closed-end funds. Mr. Harvey has a BSE degree from Princeton University.

Reena Aggarwal, a director since November 2016, is the Robert E. McDonough Professor of Finance and Director of the Psaros Center for Financial Markets and Policy at Georgetown’s McDonough School of Business. Until July 2020, Dr. Aggarwal was the Vice Provost for Faculty at Georgetown University and held various positions on the faculty since 1986, and has also served as the Interim Dean and Deputy Dean of Georgetown’s McDonough School of Business. Her focus is in the areas of corporate governance, ESG, capital raising, IPOs, institutional investors, private equity, valuation, global financial markets and securities market regulation. Dr. Aggarwal has received several research awards, including the 2015 BlackRock-National Association of Corporate Directors Global Challenge for Innovation in Corporate Governance Award. Dr. Aggarwal also serves on the boards of directors of Dimensional Fund Advisors’ U.S. mutual funds and exchange-traded funds (five investment companies), where she is a member of the respective audit committees and the nominating committees, and Nuveen Churchill BDC, where she is a member of the audit committee and the nominating committee. She is a former member of the boards of directors of NYLIM IndexIQ and Brightwood Capital Advisors, L.P. She received a Ph.D. in finance from the University of Maryland and a Master of Management Studies from BITS, India.

Frank T. Connor, a director since March 2014, is executive vice president and chief financial officer of Textron Inc. Prior to joining Textron in August 2009, Mr. Connor was a managing director and head of telecom investment banking at Goldman Sachs & Co. from 2003 to 2008. Prior to that, he served as chief operating officer of telecom, technology and media investment banking at Goldman Sachs from 1998 to 2003. Mr. Connor joined the corporate finance department at Goldman Sachs in 1986 and became a vice president in 1990 and a managing director in 1996. He currently serves as a director of FM Global, a Rhode Island-headquartered mutual insurance company. Mr. Connor has a BA degree in business from the University of Notre Dame and an MBA degree from the University of Chicago.

Peter L. Rhein, a director since August 2004, has been a co-managing member of BBC Properties, LLC, a real estate investment company, since 2001. Mr. Rhein was a general partner of Sarlot and Rhein, a real estate investment partnership, from 1967 until the partnership’s liquidation in 2022. From 1970 until 1984, he was employed in various capacities by Wells Fargo Realty Advisors and its affiliates. From 1976 until 1984, he was vice president, treasurer and chief financial officer of Wells Fargo Mortgage and Equity Trust, a real estate investment trust. Mr. Rhein is a former member of the board of directors of Healthpeak Properties, Inc. (formerly known as HCP, Inc.). Mr. Rhein has a BS degree in accounting from Claremont McKenna College and is a retired certified public accountant.

Richard P. Simon, a director since August 2004, retired from Goldman Sachs & Co. in 2004. From 1978 until his retirement, he was employed in various capacities by Goldman Sachs, most recently as a managing director. Between 1990 and 2002, Mr. Simon coordinated the Goldman Sachs global media, publishing, advertising, broadcasting and cable research and served as a managing director from 1996 until his retirement. Prior to retiring from Goldman Sachs, Mr. Simon mentored analysts and was deputy director of research. Mr. Simon has a BA degree in accounting from the University of Toledo and an MBA degree from New York University.

Dasha Smith, a director since November 2019, is the Executive Vice President, Chief Administrative Officer for the National Football League (NFL). In this role, Ms. Smith is a member of the NFL executive operating committee and leads people operations and strategy (HR), technology, data and analytics, diversity and inclusion, social responsibility, and league office administration. Before joining the NFL in 2019, Ms. Smith was Executive Vice President, Global Chief Human Resources Officer for Sony Music Entertainment, a leading music, entertainment, and technology company. Prior to joining Sony in 2018, she served as Managing Director and Global Chief Human Resources Officer at GCM Grosvenor, a global alternatives investment firm. Ms. Smith previously held senior leadership roles at Time Inc. and was in private practice as a corporate lawyer early in her career. She serves on the board of directors of Northern Star Investment Corp. III, a special purpose acquisition company, and on the boards of directors of Pendulum, CAPTRUST and Beautycounter, each a privately held company, as well as several non-profit educational and arts organizations. Ms. Smith has a BA degree from Georgetown University and a JD degree from the University of Virginia.

Edmond D. Villani, a director since August 2004, served as vice chairman of Deutsche Asset Management, North America until December 31, 2005. Between 1997 and 2002, he was the chief executive officer of Scudder, Stevens & Clark, Inc. and its successor entities. Mr. Villani is the former chairman of the board of Georgetown University and a former trustee of the Colonial Williamsburg Foundation, where he served as chair of the investment committee. Mr. Villani has a BA degree in mathematics from Georgetown University and a Ph.D. degree in economics from the University of Pennsylvania.

Recommendation of the Board
The Board recommends a vote “FOR” each of the nine director nominees.

CORPORATE GOVERNANCE
We regularly monitor legal and regulatory developments and review our corporate governance policies, processes and practices to respond to any such developments. We have sought to be a model of corporate governance by having an active and fully engaged Board, aligning compensation of senior leaders with shareholder and client interests and enforcing the highest compliance standards. Our corporate governance policies, processes and practices are designed to ensure that the leadership of our business meets our stated vision and goals. We seek to align the interests of the Board and management with those of our shareholders, while demonstrating the highest levels of ethical conduct.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that address the following: (i) director qualification standards, including guidelines for determining independence; (ii) director responsibilities; (iii) director access to management and, as appropriate, independent advisors; (iv) director compensation; (v) director orientation and continuing education; (vi) management succession; and (vii) annual performance evaluations of the Board. The Corporate Governance Guidelines are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics that applies to the company’s directors, officers and employees and which addresses: (i) conflicts of interest; (ii) corporate opportunities; (iii) confidentiality of information; (iv) fair dealing; (v) protection and proper use of company assets; (vi) compliance with laws, rules and regulations; and (vii) reporting illegal or unethical behavior. The Board has also adopted a Code of Ethics for Senior Financial Officers that is designed to promote honest and ethical conduct and compliance with applicable laws, particularly as it relates to the maintenance of the company’s financial books and records and the preparation of its financial statements. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.” As required by applicable SEC rules and the NYSE listing standards, the company will promptly disclose any substantive changes in, or waivers of, the Code of Ethics for Senior Financial Officers and any waiver of the Code of Business Conduct and Ethics granted to its directors and executive officers on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
Shareholders are encouraged to visit “Investor Relations” in the “Company” page of our website at www.cohenandsteers.com for additional information about the Board and its committees and corporate governance at the company.
Director Independence Determination
Under the NYSE listing standards, a director is not considered independent unless the Board affirmatively determines that such director does not have a “material relationship” with the company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the company. In addition, the NYSE has adopted five bright-line independence tests. Each of these tests describes a specific set of circumstances that prohibit a director from being considered independent from the company’s management. For example, a director who is an employee of the company, or whose immediate family member is an executive officer of the company, is not considered to be independent until three years following the end of the employment relationship. The other bright-line independence tests address circumstances involving: (i) the receipt of more than $120,000 per year in direct compensation from the company, except for certain permitted payments such as director fees; (ii) employment by, or affiliations with, the company’s current or former internal or external auditors; (iii) interlocking directorates; and (iv) certain business relationships involving companies that make payments to, or receive payments from, the company above specified annual thresholds. For more information about the NYSE’s bright-line director independence tests, including the NYSE commentary explaining the application of these tests, please go to the NYSE’s website at www.nyse.com.

The NYSE’s director independence requirements are designed to increase the quality of board oversight at listed companies and to lessen the possibility of damaging conflicts of interest. However, the NYSE listing standards do not define every relationship that may be considered material for purposes of determining a director’s independence from management. Material relationships may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. As the concern is a director’s independence from management, the NYSE does not consider the ownership of a significant amount of stock, by itself, to preclude an independence finding.
At its meeting on February 23, 2023, the Board made a determination on the independence of each director nominee. The Board determined that each of Messrs. Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith do not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company) and are independent under the NYSE listing standards and applicable SEC rules. In addition, the Board considered, but did not believe to be material, that some members of the Board are or are considering becoming investors in certain funds and accounts that the company manages. Finally, the Board determined that each of Messrs. Cohen, Steers and Harvey are not independent. None of the directors participated in the determination of their own independence.
Director Nomination Process
The company’s Corporate Governance Guidelines contain director selection criteria that apply to director nominees, and the Nominating Committee ensures that each director nominee satisfies those criteria at a minimum. The Corporate Governance Guidelines require that a candidate must, at a minimum, possess strength of character and demonstrate mature judgment, independence of thought and an ability to work collegially. Each director must be qualified and able to represent the interests of all the company’s shareholders.
Prior to nominating a new director candidate, the Nominating Committee considers the collective experience of the existing Board members and considers and evaluates the background and qualifications of each director candidate and the extent to which such background and qualifications may benefit the company based on the size and composition of the Board at the time. Based on that evaluation, the Nominating Committee will nominate individuals who it believes will strengthen the Board’s ability to serve the company’s shareholders as a result of their experience and expertise.
The Board believes that diversity is an important component of a board of directors, including diversity of background, skills, experience, gender, race and ethnicity.
•The Nominating Committee is committed to including, in the initial list of candidates from which new director nominees are chosen by the Board, candidates with a diversity of gender, race and/or ethnicity.
•The Board selects candidates on the basis of qualifications and experience without discriminating on the basis of race, color, national origin, gender, sex, sexual preference or religion.
•When identifying director nominees, the Nominating Committee seeks qualified and experienced candidates with backgrounds that support a balance of knowledge, experience, skills, expertise and diversity appropriate for the Board as a whole.
When vacancies on the Board exist or are expected, or a need for a particular expertise has been identified, the Nominating Committee may seek recommendations for director candidates from current directors and management and/or engage a search firm to assist in identifying director candidates.
The Nominating Committee will also consider properly submitted shareholder recommendations for director candidates under the same procedure used for considering director candidates recommended by current directors and management. Shareholder recommendations for director candidates should be addressed to the Corporate Secretary, Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017 and should include:
•the candidate’s name and specific qualifications to serve on the Board; and
•documentation evidencing the recommending shareholder’s ownership of shares of the company’s common stock, including the number of shares owned and the length of time of such ownership.

When a potential director candidate has been identified, the Nominating Committee will review publicly available information about such candidate to assess whether or not the candidate warrants further consideration. If the Nominating Committee determines that a candidate warrants further consideration, the chair of the Nominating Committee or a designee will contact the potential candidate. In general, if a potential candidate expresses a willingness to be considered and to serve on the Board, the Nominating Committee will request additional information from the candidate and review such candidate’s experience and qualifications. All nominees for election to our Board at the Annual Meeting are standing for re-election.
Board Diversity
We believe the company’s Board members collectively possess diverse backgrounds, knowledge, expertise and experience in the disciplines that impact our business.
Of the full Board, two members (22%) self-identify as female and also as racially/ethnically diverse. Of the Audit, Compensation and Nominating Committees of the Board, two members (33%) of each such committee self-identify as female and also as racially/ethnically diverse. Racial/ethnic diversity refers to the following: Asian (excluding Indian or South Asian); Black or African American; Hispanic or Latin American; Indian or South Asian; Middle-Eastern or North African; Native American or Alaskan Native; Native Hawaiian or Other Pacific Islander; or Two or More Races/Other.
Board Oversight of Risk Management
The company operates in a highly regulated industry. The Board’s role in managing the company’s risk is one of informed oversight. The Board assists management in shaping the company’s overall risk philosophy and works with management to set the “tone at the top” such that prudent mitigation of risk is incorporated into business decision-making at the company. We have developed compliance programs that are designed to monitor risks and to detect and reasonably prevent wrongdoing by employees and have a global chief compliance officer who oversees the implementation of these programs across the company and its subsidiaries. In addition, we have established an enterprise risk management committee that is responsible for developing an integrated approach and process for managing the company’s risks.
The Board is regularly informed about the most significant risks affecting the company and assesses the appropriateness of management’s responses to such risks. The Board’s oversight of risk management includes, among other things:
•reviewing the company’s insurance coverage, including the type and level of coverage, material gaps, if any, and how the company’s coverage compares to its peers;
•regularly communicating with management regarding actual and potential risks to the company arising from its operating environment;
•meeting with members of the company’s information technology department and other key personnel to review significant operational issues or findings, to assess information security (including cybersecurity and data privacy) risks and to evaluate the status of the company’s cybersecurity efforts, which include a broad range of tools and training initiatives that are designed to work together to protect the data and systems used in the company’s business; and
•together with the Nominating Committee, periodically reviewing and confirming the propriety of the company’s executive succession and management continuity plans, designed to provide leadership stability and predictability in the event of any anticipated or unanticipated transition or succession in a senior executive position and its ability to immediately execute any such plans to ensure continuity of senior leadership in the event any executives became unable to perform their duties for an extended time for any reason.
Each committee of the Board also has responsibility for evaluating and providing oversight of certain risks.
The Audit Committee plays a key role in oversight of the company’s financial risk management function. The Audit Committee’s oversight of risk management includes, among other things:

•regularly conferring with management and, as appropriate, the company’s internal and external auditors, on several topics, including the financial, legal, operational, information security (including cybersecurity and data privacy risks and heightened information security risks resulting from a full or partial remote work environment) and regulatory risks affecting the company and related risk mitigation efforts;
•reviewing and discussing with management any related party transactions;
•reviewing and discussing with management material breaches of the company’s codes of conduct; and
•regularly communicating with management regarding actual and potential risks to the company arising from its operating environment.
The Compensation Committee’s oversight of risk management includes, among other things:
•overseeing the management of risks relating to the company’s compensation practices and programs, including whether any such practices or programs encourage excessive risk taking; and
•overseeing the company’s compliance with applicable laws and regulations with respect to compensation matters.
The Nominating Committee’s oversight of risk management includes, among other things:
•assessing the independence, and possible conflicts of interest, of members of the Board and the company’s executive officers, and whether any director candidate has special interests or a specific agenda that would impair such director’s ability to effectively represent the interests of all shareholders; and
•together with the Board, periodically reviewing and confirming the propriety of the company’s executive succession and management continuity plans, designed to provide leadership stability and predictability in the event of any anticipated or unanticipated transition or succession in a senior executive position and its ability to immediately execute any such plans to ensure continuity of senior leadership in the event any executives became unable to perform their duties for an extended time for any reason.
Board Leadership Structure
The roles of chairman of the board of directors and chief executive officer have been separated since 2014. We believe this leadership structure is appropriate for the company and is in the best interests of its shareholders because it allows the non-executive chairman to focus on leading the Board while allowing the chief executive officer to focus on the day-to-day management of the company and execution of the company’s strategic initiatives and business plan.
The Board does not currently have a lead independent director. Given the size of the Board, the Board and the Nominating Committee do not believe that there is currently a need for a lead independent director because of the majority independent composition of the Board, the strong leadership and contributions of the company’s independent directors and the effectiveness of the company’s current corporate governance structure and processes. In addition, the Board and the Nominating Committee do not believe that Mr. Cohen’s ability to provide effective leadership and oversight as our non-executive chairman is impaired by his relationship to the company.
Executive Sessions
Executive sessions of the non-management directors are held in conjunction with each regularly scheduled quarterly Board meeting. The independent non-management directors hold at least one executive session per year excluding any non-independent directors. Mr. Cohen chairs the executive sessions attended by all non-management directors, and executive sessions of only the independent directors are chaired by one of the independent directors on a rotational basis.
Communications with the Board
Shareholders and other interested parties may contact the Board, any committee of the Board or any individual director or group of directors, including the independent directors, by mail or email. Correspondence can be sent to Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017 or emailed to boardcommunications@cohenandsteers.com.
A member of the company’s Legal Department will open all correspondence addressed to the Board, any committee of the Board or any director to ensure correspondence is appropriately directed. All correspondence that is not an advertisement, promotion of a product or service or patently offensive will promptly be sent to the addressee. If a complaint or concern involves accounting, internal accounting controls or auditing matters, the correspondence will be directed to the chair of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

BOARD MEETINGS AND COMMITTEES
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The current charters for each committee are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
The Audit Committee
The Audit Committee is currently comprised of Messrs. Connor (chair), Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith, each of whom is independent and satisfies the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Rule 10A-3 establishes listing standards related to audit committees, including with respect to: (i) the independence of audit committee members; (ii) the audit committee’s responsibility to select and oversee the independent registered public accounting firm; (iii) procedures for handling complaints regarding a company’s accounting practices; (iv) the audit committee’s authority to engage advisors; and (v) funding for the independent registered public accounting firm and any outside advisors engaged by the audit committee. The Board has determined that each of Messrs. Connor and Rhein, Dr. Aggarwal and Ms. Smith qualifies as an “audit committee financial expert” as defined by SEC rules and that each of Messrs. Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith has accounting and related financial management expertise in accordance with the NYSE listing standards.
The Audit Committee’s primary purpose is to assist the Board with its oversight of: (i) the integrity of the company’s financial statements; (ii) the independent registered public accounting firm’s qualifications and independence; (iii) the company’s internal audit function; and (iv) the company’s compliance with applicable legal and regulatory requirements. The Audit Committee also prepares the audit committee report as required by SEC rules to be included in the company’s annual proxy statements.
The Audit Committee regularly holds separate sessions with the company’s management, internal auditors and independent registered public accounting firm.
The Compensation Committee
The Compensation Committee is currently comprised of Ms. Smith (chair), Messrs. Connor, Rhein, Simon and Villani and Dr. Aggarwal, each of whom is independent under the NYSE listing standards and a “non-employee director” as defined in the applicable SEC rules.
The Compensation Committee is responsible for overseeing the company’s compensation plans and programs and setting compensation for the company’s executive officers. The Compensation Committee has delegated authority (with certain limitations) to the chief executive officer to grant awards under the company’s Amended and Restated Stock Incentive Plan to employees who are not Section 16 officers. For additional information on the Compensation Committee’s responsibilities, see “Executive Compensation–Compensation Discussion and Analysis.”
Compensation Committee Interlocks and Insider Participation
None of the Compensation Committee’s members is or has been an officer or employee of the company. None of the company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served on the company’s Board or as a member of the Compensation Committee during 2022.
The Nominating Committee
The Nominating Committee is currently comprised of Dr. Aggarwal (chair), Messrs. Connor, Rhein, Simon and Villani and Ms. Smith, each of whom is independent under the NYSE listing standards. The Nominating Committee is responsible for: (i) assisting the Board in identifying qualified director candidates; (ii) recommending to the Board the director nominees to be elected at annual meetings of shareholders; (iii) recommending to the Board nominees for each committee of the Board; (iv) overseeing executive succession planning and making related recommendations to the Board; (v) recommending to the Board corporate governance guidelines applicable to the company; and (vi) overseeing the Board’s annual evaluation.

Meetings
The Board met five times in 2022. In 2022, the committees of the Board held the following number of meetings: Audit Committee – eight meetings; Compensation Committee – three meetings; and Nominating Committee – two meetings. During 2022, each director attended at least 75% of the meetings of the Board and each committee on which such director served during the period for which he or she served.
The Board believes that it is important for shareholders to have the opportunity to meet and talk to the independent directors. Therefore, the Board generally schedules a board meeting in conjunction with our annual meeting of shareholders and expects directors, absent valid reasons, to attend the annual meeting of shareholders. All members of the Board attended the 2022 annual meeting of shareholders.
Director Compensation
The Nominating Committee reviews and recommends to the Board the compensation of the company’s non-management directors. The Nominating Committee generally reviews director compensation every two years to help ensure that director compensation remains competitive. As part of its review, the Nominating Committee consults with McLagan Partners (“McLagan”) to determine the reasonableness and adequacy of the company’s non-management director compensation.
Currently, the non-management directors receive an annual retainer of $210,000 ($100,000 of which is payable quarterly in cash and $110,000 of which is payable quarterly in restricted stock units). The restricted stock units are granted under the company’s Amended and Restated Stock Incentive Plan and are 100% vested on the grant date and delivered on the third anniversary of the grant date. Any fractional shares are paid in cash. Non-management directors are paid in cash when the company pays dividends on its common stock.
In addition, the chairman of the Board receives an annual cash retainer of $180,000; the chair of the Audit Committee receives an annual cash retainer of $15,000; the chair of the Compensation Committee receives an annual cash retainer of $7,500; and the chair of the Nominating Committee receives an annual cash retainer of $5,000. Members of the Audit Committee (including the committee chair) receive an annual cash retainer of $15,000; members of the Compensation Committee (including the committee chair) receive an annual cash retainer of $7,500; and members of the Nominating Committee (including the committee chair) receive an annual cash retainer of $5,000. All retainers are payable quarterly in arrears.
Our directors and officers have the opportunity to co-invest in certain funds or investment vehicles for which the company serves as advisor without being subject to management fees or carried interest.
Non-management directors are reimbursed for reasonable travel and related expenses associated with attendance at in-person Board and committee meetings as well as reasonable expenses for continuing education programs related to their role as members of the Board.
Non-management directors are not paid additional fees for attending, either in person or telephonically, individual meetings of the Board or its committees. Compensation for participation in such meetings is included in the annual retainers as described above. Other than Mr. Cohen, the company’s non-management directors do not receive any fees or compensation from the company other than compensation for serving as a director. Messrs. Steers and Harvey do not receive additional compensation for serving as directors.

The following table sets forth the compensation paid by the company to the non-management directors in fiscal 2022.
2022 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Martin Cohen	280,223	109,777(2)	—	—	—	15,231(3)	405,231
Reena Aggarwal	130,723	109,777(2)	—	—	—	—	240,500
Frank Connor	136,723	109,777(2)	—	—	—	—	246,500
Peter Rhein	133,723	109,777(2)	—	—	—	—	243,500
Richard Simon	129,723	109,777(2)	—	—	—	—	239,500
Dasha Smith	132,223	109,777(2)	—	—	—	—	242,000
Edmond Villani	130,723	109,777(2)	—	—	—	—	240,500
____________________________
(1)The amounts in this column reflect the aggregate grant date fair value of restricted stock units awarded in fiscal 2022, as computed using the average of the high and low price of the company’s common stock on the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation (“ASC Topic 718”).
(2)Includes 298 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith on January 3, 2022 having a grant date fair value of $27,432; 315 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith on April 1, 2022 having a grant date fair value of $27,433; 429 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith on July 1, 2022 having a grant date fair value of $27,475; and 432 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith on October 3, 2022 having a grant date fair value of $27,437. The restricted stock units were 100% vested on the grant date and the underlying common stock will be delivered on the third anniversary of the grant date.
(3)Pursuant to the terms of Mr. Cohen’s employment agreement with the company, in connection with his retirement he and his spouse and dependents are entitled to continued coverage under the company’s medical plans in which he was participating at the time of his retirement for the remainder of his life, subject to payment by him of the same premiums he would have paid during such period of coverage if he were an active employee. The amount in this column represents the employer portion of continued coverage under the company’s medical and dental plans for fiscal 2022.

OWNERSHIP OF COHEN & STEERS, INC. COMMON STOCK
Principal Shareholders
As of March 9, 2023, our executive chairman, Robert Steers, and a member of his family beneficially owned or controlled approximately 24.0% of our outstanding common stock and our chairman of the Board, Martin Cohen, and a member of his family beneficially owned or controlled approximately 19.1% of our outstanding common stock. Such levels of ownership or control create the ability to meaningfully influence, among other things, the election of members of the Board and the outcome of corporate actions requiring shareholder approval.
Beneficial Ownership of Certain Shareholders, Directors and Executive Officers
The following securities ownership table sets forth certain information with respect to the beneficial ownership of the company’s common stock as of March 9, 2023 by: (i) each person who is known by the company to beneficially own more than 5% of the outstanding shares of the company’s common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of the company’s directors and executive officers as a group.
Except as otherwise noted, each person exercises sole voting power or investment power over the shares of common stock beneficially owned by such person. The number of shares of common stock shown as beneficially owned by each director and executive officer was determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose and should not be interpreted as such. Beneficial ownership includes any shares of common stock as to which a person has sole or shared voting power or investment power and any shares of common stock that such person has the right to acquire within 60 days of March 9, 2023 through the exercise of any option, warrant or right, or the delivery of shares of common stock underlying restricted stock units.
As of March 9, 2023, there were 49,105,595 shares of our common stock outstanding. This amount does not include shares of common stock underlying outstanding restricted stock units granted by the company to its directors and employees.

Name(†)	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock Outstanding	Amount of Restricted Stock Units Held(1)
Baron Capital Group, Inc.(2)	3,058,502	6.28%	—
The Vanguard Group(3)	2,622,580	5.38%	—
Robert Steers(4)	11,781,717	23.99%	107,284
Martin Cohen(5)(6)	9,354,445	19.05%	4,051
Joseph Harvey(7)	1,390,023	2.83%	150,574
Edmond Villani(6)	36,627	*	4,051
Richard Simon(6)	36,152	*	4,051
Peter Rhein(6)(8)	28,144	*	4,051
Frank Connor(6)	14,934	*	4,051
Reena Aggarwal(6)	7,964	*	4,051
Dasha Smith(6)	817	*	4,051
Adam Derechin	492,540	1.00%	29,408
Matthew Stadler	104,229	*	38,147
Jon Cheigh	74,475	*	81,698
Daniel Charles(9)	6,868	*	37,560
All directors and executive officers as a group (15 persons)(10)	23,375,200	47.60%	507,204
______________________________
†    The address for Baron Capital Group, Inc. is 767 Fifth Avenue, 49th Floor, New York, New York 10153. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The address for each director and executive officer is c/o Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017. Except as otherwise noted below and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares listed and may, from time to time, hold shares in accounts that have a margin feature.

*    The number of shares of common stock held by such person is less than 1% of the outstanding shares of common stock.
(1)Represents non-voting restricted stock units granted under the company’s Amended and Restated Stock Incentive Plan (other than those scheduled to settle within 60 days, which are instead reflected as common stock beneficially owned as described in footnote (6)).
Additional information related to awards of restricted stock units to the company’s named executive officers appears in the Compensation Discussion and Analysis.
(2)Amount and percentage of common stock beneficially owned has been obtained from a Schedule 13G/A filed on February 14, 2023 by Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc. and Ronald Baron.
(3)Amount and percentage of common stock beneficially owned has been obtained from a Schedule 13G/A filed on February 9, 2023 by The Vanguard Group.
(4)Amount of common stock beneficially owned includes 6,928,457 shares held by the Robert H. Steers 2018 Revocable Trust, of which Mr. Steers and a member of his immediate family serve as trustees; 950,920 shares of common stock held by The Sunnyridge GST Exempt Family Trust, of which a member of Mr. Steers’ immediate family and an independent third party serve as trustees; 3,838,897 shares held by The Hilltop GST Non-Exempt Descendants’ Trust, of which a member of Mr. Steers’ immediate family and an independent third party serve as trustees; and 334 shares held by the Hamilton-Steers 2017 Trust FB Robert H. Steers, of which Mr. Steers and an independent third party serve as trustees. Mr. Steers disclaims beneficial ownership of the shares held by The Sunnyridge GST Exempt Family Trust and The Hilltop GST Non-Exempt Descendants’ Trust.
(5)Amount of common stock beneficially owned includes 8,381,461 shares of common stock held by the Martin Cohen 2018 Revocable Trust, of which Mr. Cohen and a member of his family serve as trustees.
(6)Amount of common stock beneficially owned includes 581 shares of common stock to be delivered on April 1, 2023 upon settlement of an equal number of restricted stock units.
(7)Amount of common stock beneficially owned includes 250,000 shares owned by a limited liability company, of which Mr. Harvey serves as investment manager. All of the interests in such limited liability company are held by a family trust.
(8)Amount of common stock beneficially owned includes 12,563 shares held by the Rhein family trust, a revocable trust, of which Mr. Rhein and a member of his family serve as trustees.
(9)Amount of common stock beneficially owned includes 6,868 shares held by the Daniel P. Charles trust dated 8/22/13, a revocable trust, of which Mr. Charles serves as trustee.
(10) Amount of common stock beneficially owned includes an aggregate of 4,067 shares of common stock to be delivered on April 1, 2023 to certain non-management directors upon settlement of an equal number of restricted stock units.

OTHER EXECUTIVE OFFICERS
In addition to Messrs. Steers and Harvey, the following individuals are currently executive officers of the company:

Name	Age	Position
Daniel P. Charles	56	Executive vice president and head of global distribution
Jon Cheigh	50	Executive vice president, chief investment officer and head of global real estate
Alicia Dee	48	Executive vice president and chief human resources officer
Adam M. Derechin	58	Executive vice president and chief operating officer
Francis C. Poli	60	Executive vice president, general counsel and corporate secretary
Matthew S. Stadler	68	Executive vice president and chief financial officer
Daniel P. Charles, executive vice president and head of global distribution, oversees the company’s distribution efforts. Prior to joining the company in 2019, Mr. Charles served as Head of Global Distribution at William Blair from 2010 until December 2018, where he led the firm’s expansion into Australia and Canada. Prior to that, he served in various roles at Janus Capital Group from 2005 until 2010, overseeing worldwide sales, client service and consultant relations. Mr. Charles has a BS degree from Rockhurst University.
Jon Cheigh, executive vice president, chief investment officer and head of global real estate, leads the investment department and oversees the global real estate team, serving as senior portfolio manager for all global real estate strategies. Mr. Cheigh joined the company in 2005 as a REIT analyst and has served as a portfolio manager since 2008. He was named head of global real estate in 2012 and was appointed chief investment officer in 2019. Prior to joining the company, Mr. Cheigh was a vice president and senior REIT analyst at Security Capital Research & Management. Prior to that, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held real estate companies incubated by Security Capital Group. Mr. Cheigh holds a BA degree cum laude from Williams College and an MBA degree from the University of Chicago.
Alicia Dee, executive vice president and chief human resources officer, oversees the company’s human resources department. She has over 20 years of experience across all global human resources disciplines. Prior to joining the company in 2022, Ms. Dee held various human resources leadership roles at JPMorgan Chase since 2000, including most recently as head of its Asset & Wealth Management Talent Institute since November 2020, where she was responsible for overseeing a global team to design and deliver global talent initiatives and programs. Prior to this, she served as head of human resources for JP Morgan Chase’s US Private Bank from September 2016 to January 2021. Ms. Dee has an MA degree from New York University and a BA degree from Georgetown University.
Adam M. Derechin, CFA, executive vice president and chief operating officer, is responsible for the company’s investment administration and information technology departments, as well as all global corporate facilities. Prior to joining the company in 1993, he worked for the Bank of New England, where he supervised mutual fund accountants. Mr. Derechin also serves as a director of each of the company’s U.S. registered open-end and closed-end funds, as a director of Cohen & Steers SICAV and Cohen & Steers Ireland Limited and as a vice president of Cohen & Steers Securities, LLC. Mr. Derechin has a BA degree from Brandeis University and an MBA degree from the University of Maryland.
Francis C. Poli, executive vice president, general counsel and corporate secretary, oversees the company’s legal and compliance department. Prior to joining the company in 2007, Mr. Poli was managing director, chief legal officer and director of U.S. compliance for Allianz Global Investors. Prior to that, he served as vice president and assistant general counsel at J.P. Morgan & Co. and as an associate in the Securities Practice Group at Kelley Drye & Warren. Mr. Poli serves as the chief legal officer of Cohen & Steers Income Opportunities REIT, Inc. Mr. Poli also serves as assistant secretary of each of the company’s U.S. registered open-end and closed-end funds, as a director of Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Japan Limited and Cohen & Steers SICAV and as a director, president and chief legal officer of Cohen & Steers Securities, LLC. Mr. Poli has a BA degree from Boston College and a JD from Pace University School of Law.

Matthew S. Stadler, CPA, executive vice president and chief financial officer, oversees the company’s accounting and finance department. Prior to joining the company in 2005, he served as a managing director at Lehman Brothers Inc. and chief financial officer of Neuberger Berman Inc., a Lehman Brothers company. He joined Neuberger Berman in 1999 and served as chief financial officer while the firm was an independent public company. Mr. Stadler served as a senior vice president and chief financial officer of National Discount Brokers Group from May 1999 until October 1999 and as a senior vice president and chief financial officer of Santander Investment Securities Inc. from August 1994 until April 1999. Mr. Stadler also serves as a director of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Japan Limited and as a director, chief financial Officer and treasurer of Cohen & Steers Securities, LLC. Mr. Stadler attended Syracuse University and has a BS in accounting from Dowling College.
There are no family relationships between or among any of the company’s directors and executive officers.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our 2022 Highlights
This past year was one of remarkable change and marked one of the biggest macroeconomic regime shifts our firm has seen in our over 35-year history. Markets saw increased volatility relative to prior years, with record inflation and an associated increase in interest rates from their historically low levels.
Despite these challenges, we remained focused on our business fundamentals and advancing our corporate priorities, generating strong investment performance for our clients and providing strong financial performance relative to our peers for our shareholders. We invested in new capabilities, developed our private real estate business and transitioned our firm’s leadership to a new chief executive officer, culminating a multi-year succession plan. Together, our fiscal 2022 performance and business initiatives reflected the long-term, shareholder-oriented mindset of our Board and executive committee, a group that collectively owned approximately 47.8% of our outstanding shares as of December 31, 2022.
Strong investment performance
•our performance track record is strong and well-positioned for organic growth
•as measured by assets under management as of December 31, 2022, 100% of our portfolios were outperforming their benchmarks on a ten-year basis, while 99% have outperformed on a three- and five-year basis
•98% percent of our open-end fund assets under management was rated 4- or 5-star Overall Morningstar RatingTM as of December 31, 2022(1)
Strong financial results relative to peers
•revenues were $566.9 million in 2022, a decrease of 2.9% relative to a record high in 2021
•operating margin was 38.1% (43.0% as adjusted(2)) in 2022, from 44.6% (46.0% as adjusted(2)) in 2021
•net income attributable to common stockholders was $3.47 per diluted share ($3.70 as adjusted(2)), compared with $4.31 ($4.03 as adjusted(2)) in 2021
(1) © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (i) is proprietary to Morningstar and/or its content providers; (ii) may not be copied or distributed; and (iii) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See Appendix A for more information.
(2) The term “as adjusted” is used to identify non-GAAP financial information. See pages 33-35 of the Form 10-K, “Reconciliations of U.S. GAAP to As Adjusted Financial Results,” for reconciliations to the most directly comparable U.S. GAAP financial measures.
We are an industry leader in real assets and alternative income, and as such we are committed to delivering excess returns for our clients over the long term. In fiscal 2022 we continued to cultivate our business and grow through innovation, making investments in our technology and our next generation talent. We developed and implemented several product and strategy initiatives to further our company’s long-term success, and remained focused on capitalizing on our position as a leading real assets provider.
We continued to build out our firm-wide environmental, social and governance (ESG) framework, through various internal resources and committees, including an ESG Steering Committee that is responsible for overseeing all ESG initiatives at the company and ensuring they are appropriately integrated into the company’s practices. We incorporate ESG principles into our investment process where relevant, including factors such as, but not limited to, management acumen, alignment of stakeholder interests, compensation practices, health and safety, human capital considerations, energy management and carbon emissions, and we combine our internal research and company interactions with other industry data to form a comprehensive view that is incorporated both explicitly and implicitly into our investment decisions. We believe companies that integrate ESG considerations into their strategic plans and operations can enhance long-term shareholder value and mitigate potential risks.
Our Board’s fiscal 2022 executive pay decisions largely reflected our long-term shareholder-oriented mindset, focusing on the company’s strong investment performance as measured against both our benchmarks and our peers, strong financial performance relative to our peers and our continued achievement of firm-wide business goals and strategic initiatives, also recognizing the year-over-year decline in the company’s overall financial performance from record high performance in 2021. As such, our named executive officers’ total compensation in respect of 2022 performance was equal to or less than their respective fiscal 2021 total compensation.
Overview
This Compensation Discussion and Analysis describes how our executive officers, including our named executive officers, are compensated.
Mr. Harvey, the chief executive officer and president of the company, and Mr. Steers, the executive chairman of the company, each served as principal executive officer of the company during fiscal 2022 under applicable SEC rules. During fiscal 2022, Mr. Steers was our chief executive officer until March 1, 2022, at which time Mr. Harvey succeeded Mr. Steers as chief executive officer and Mr. Steers assumed the role of executive chairman.
Listed below are our named executive officers for fiscal 2022 and their current positions with the company.

Name	Position
Joseph Harvey	Chief executive officer and president
Robert Steers	Executive chairman
Matthew Stadler	Executive vice president and chief financial officer
Jon Cheigh	Executive vice president, chief investment officer and head of global real estate
Daniel Charles	Executive vice president and head of global distribution
Adam Derechin	Executive vice president and chief operating officer
We rely on a highly-qualified and experienced executive management team to:
•drive investment performance;
•enhance our investment capabilities;
•expand our distribution;
•generate organic growth;
•achieve positive financial results;
•promote employee engagement; and
•increase shareholder value.
Our executive compensation program rewards performance consistent with these objectives.
Compensation Objectives and Philosophy
Our executive compensation program is designed to:
•attract and retain a high-caliber leadership team;
•link executive compensation to company, departmental and individual performance;
•promote a long-term alignment of interests for the benefit of our clients, employees and shareholders; and
•balance the needs and interests of multiple stakeholders, including clients, shareholders, employees and executives.
Our compensation programs, practices and decisions reflect the following principles:
•Compensation should be linked to performance. Executive compensation levels should reflect each executive’s contributions to and impact on helping the company achieve its short- and long-term financial and strategic goals. Our executives’ total compensation opportunities emphasize performance-based variable compensation which supports higher total compensation when objectives are exceeded and lower total compensation when objectives are not met. The company’s annual performance generally has a greater impact on our executives’ total compensation levels in comparison to our non-executive employees’ total compensation.
•Compensation levels should be competitive. On an annual basis, the Compensation Committee reviews market data compiled by McLagan, its compensation consultant, to assess the competitiveness of our executive compensation program. This market data is used to benchmark our executive compensation levels against peers with whom we compete for leadership talent. Importantly, when making pay decisions the Compensation Committee balances the need to provide: (i) competitive levels of compensation that help retain key investment and non-executive employees; and (ii) attractive long-term returns to our shareholders.
•Compensation decisions focus on total compensation. When making individual compensation decisions, we take a holistic approach and focus on an executive’s total compensation, which includes base salary and annual incentive compensation that is delivered in the form of cash bonuses and equity awards.
•Compensation decisions reflect our long-term approach to investment, business and human capital management. We believe executive compensation should support and enhance our human capital development efforts, our performance management process and our management succession initiatives. In addition, our long-term approach to pay decision-making aligns with our long-term approaches to investment and business decision-making, all of which we believe support long-term success for our clients and shareholders.
•Equity awards constitute a significant percentage of total compensation. By awarding equity, we seek to provide our executives with long-term incentive award opportunities that reflect their individual contributions, reinforce our management succession initiatives and executive retention efforts, remain competitive with other asset management firms and align our executives’ interests with those of our shareholders.
Compensation Setting Process
Compensation Consultant
The Compensation Committee has sole discretion to retain (and terminate) compensation consultant(s) to help assess the compensation paid to the company’s executive officers. In 2022, the Compensation Committee retained McLagan, a leading compensation consulting and research firm, to advise it on matters relating to the compensation of our executive officers.
Under SEC and NYSE rules, the Compensation Committee is required to perform an independence assessment prior to selecting any compensation consultant and must evaluate, at least annually, whether any work provided by such consultant raised any conflicts of interest. The Compensation Committee assessed McLagan’s independence at its meeting on February 23, 2023 and determined that McLagan is independent and that McLagan’s work did not raise any conflicts of interest.
In assessing McLagan’s independence, the Compensation Committee considered the following factors:
•any other services provided by McLagan to the company;
•aggregate fees paid by the company to McLagan and fees as a percentage of McLagan’s total revenue;
•McLagan’s policies and procedures designed to prevent conflicts of interest;
•any business or personal relationship between the consultant and any member of the Compensation Committee or any business or personal relationship between McLagan or the consultant and any executive officer of the company; and
•whether the consultant holds any shares of the company’s stock.
In fiscal 2022, McLagan received $192,350 in respect of its services, $50,000 of which was in respect of the determination or recommendation of the amount or form of executive and director compensation and $142,350 of which was in respect of additional services consisting of standard survey data and studies as well as market pay level analyses. The decision to engage McLagan for the additional services provided to the Compensation Committee was recommended by management and such other services were approved by the Compensation Committee.
Peer Data
We compete on an ongoing basis with other asset management companies for executive talent, and we must attract and retain talent with industry-specific skills and experience. Therefore, on an annual basis, the Compensation Committee reviews executive compensation market data compiled by McLagan from public and private asset management companies. The Compensation Committee believes that this market data is a useful and appropriate reference point in defining competitive compensation levels for our executive officers.
The approach taken to determine the peer groups for fiscal 2022 remained consistent with the approach taken in fiscal 2021, with the Compensation Committee considering market data from two peer groups:
•a survey peer group consisting of public and private asset management firms of generally comparable size and complexity; and
•a group of mid-sized, publicly traded asset management firms.
With respect to the survey peer group, in fiscal 2022 the Compensation Committee focused on asset management companies with between $50 billion and $400 billion of assets under management. In fiscal 2021, the Compensation Committee focused on asset management companies with between $25 billion and $100 billion of assets under management. The change in our survey peer group reflected growth in our company and changes in the underlying survey peer group.
The 2022 survey peer group included the following firms:

abrdn plc*	Lazard Asset Management LLC*
Acadian Asset Management LLC*	Loomis, Sayles & Company L.P.*
Allianz Global Investors GmbH*	Lord, Abbett & Co. LLC*
American Century Investment Services, Inc.*	MacKay Shields*
Amundi Pioneer Asset Management USA, Inc.	Macquarie Asset Management*
Annaly Capital Management, Inc.*	Manulife Investment Management*
Barings LLC*	Parnassus Investments*
Bessemer Trust Company*	Perpetual Limited
BNP Paribas Asset Management Holding*	Pine Bridge Investments*
Brandywine Global Investment Management, LLC	Polen Capital Management, LLC*
Brown Advisory Incorporated*	ProFund Advisors LLC
Brown Brothers Harriman*	Putnam Investments*
ClearBridge Investments, LLC*	Pzena Investment Management, LLC
Conning Holdings Limited*	Quantitative Management Associates LLC*
DoubleLine Group*	Resolute Investment Managers, Inc.
Empower Financial Services, Inc.*	Russell Investments*
First Eagle Investment Management, LLC*	Sands Capital Management, LLC
Grantham, Mayo, Van Otterloo & Co. LLC.	TCW Group, Inc.*
Harding Loevner LP	Van Eck Associates Corporation
Insight Investment*	Voya Investment Management LLC*
Jennison Associates*	William Blair & Company, LLC
LaSalle Investment Management*
* Company added to peer group for fiscal 2022 relative to fiscal 2021.
With respect to the second peer group, the Compensation Committee assessed data from seven mid-sized publicly traded asset management firms, including:

Artisan Partners Asset Management Inc.	Virtus Investment Partners, Inc.
Federated Hermes, Inc.	Westwood Holdings Group, Inc.
Janus Henderson Group plc	Wisdom Tree Investments, Inc.
Victory Capital Holdings, Inc.

Role of Management
Senior management, under the leadership of our chief executive officer, plays an important role in assisting the Compensation Committee with the compensation-setting process and designing and administering our compensation programs. Our chief executive officer assesses the individual contributions and accomplishments of the other executive officers and provides input to the Compensation Committee about appropriate compensation levels for these individuals. At the invitation of the Compensation Committee, our chief executive officer and other members of senior management attend select portions of Compensation Committee meetings. Senior management’s role includes:
•providing data and supporting information;
•making recommendations on compensation levels for executives other than our chief executive officer;
•discussing compensation matters as they affect particular executives;
•recommending changes or enhancements to our compensation plans and programs; and
•implementing Compensation Committee decisions with respect to our compensation plans and programs.
Risk Considerations
The Compensation Committee has discussed risk as it relates to the company’s compensation programs with management and McLagan, and the Compensation Committee does not believe that the company’s compensation programs encourage excessive or inappropriate risk taking. The company seeks to align the long-term interests of its executives with the long-term interests of its shareholders by utilizing a balanced approach to total compensation, whereby a significant percentage of each executive’s total compensation is based on company and individual performance and is paid in the form of equity awards that vest over a multi-year period.
Say-on-Pay
In determining executive compensation for fiscal 2022, the Compensation Committee considered the voting results of the company’s most recent shareholder “say-on-pay” vote. A substantial majority of the company’s shareholders (90.5% of the votes cast) approved the compensation of the company’s named executive officers as described in the company’s 2022 proxy statement. Based on this level of support, the Compensation Committee determined that shareholders generally support the company’s pay practices and the named executive officers’ compensation levels. Accordingly, our approach to executive compensation for fiscal 2022 remained consistent with past practice. The Compensation Committee intends to continue to consider our non-binding shareholder “say-on-pay” voting results when designing, reviewing and administering the company’s executive compensation programs.
At least every six years, we are required to hold a separate, non-binding shareholder vote to advise on whether the say-on-pay vote should occur every 1, 2 or 3 years. At our 2017 Annual Meeting of Shareholders, a substantial majority of our shareholders (96.3% of the votes cast) voted for “say-on-pay” proposals to occur annually. In light of this vote, and consistent with the company’s recommendation, the Board determined to include a “say-on-pay” vote once every year until the next required vote on the frequency of shareholder votes on named executive officer compensation. Accordingly, we are holding the next annual “say-on-pay” vote and the next annual “say-on-frequency” vote at this Annual Meeting.
Elements of Executive Compensation
Our named executive officers’ compensation consists of base salary and annual performance incentives, which are comprised of cash bonuses and equity awards.
Base Salary
Base salaries are set at levels that reflect an executive’s roles and responsibilities and that are competitive with similar positions at comparable asset management companies. Base salaries are designed to provide a fixed amount of current cash income to each executive. Consistent with industry practice and our company’s pay-for-performance philosophy, the Compensation Committee sets base salaries for the company’s executives at levels that constitute a low percentage of their total compensation.

Annual Performance Incentives
The company awards annual performance incentives to its executive officers under the company’s Amended and Restated Stock Incentive Plan. Annual performance incentives are delivered in the form of cash bonuses and equity awards. Annual performance incentives are determined based on individual, departmental and company performance and help link executives’ total compensation to long-term increases in shareholder value.
Consistent with the company’s pay-for-performance philosophy, annual performance incentives represent the largest component of our executive officers’ total compensation.
At the beginning of each fiscal year, the Compensation Committee, with input from senior management, discusses the company’s performance objectives and each executive officer’s individual performance objectives. In general, the company’s performance objectives fall into three categories:
•financial objectives, including, but not limited to, revenue, operating income, net income and operating margin, focusing on as-adjusted results, all assessed on a relative and absolute basis and against industry peers, and additional objectives such as organic growth and assets under management;
•investment objectives, focusing mainly on our investment performance relative to both our benchmarks and our peers measured over one- and multi-year time periods; and
•strategic objectives, including, but not limited to, new product development, client retention and expansion, human capital development and management succession.
Each executive officer’s individual performance objectives align with the company’s financial, investment and strategic objectives.
At the end of each fiscal year, the Compensation Committee determines the annual performance incentive amounts that will be paid to each executive officer. In making such determinations, the Compensation Committee generally does not rely on predetermined formulas, weighted factors, specific benchmark percentiles or other specific and potentially limiting criteria. Rather, the Compensation Committee considers:
•the company’s overall performance compared to the objectives reviewed at the beginning of the fiscal year and any new objectives that emerged during the year;
•the company’s performance relative to prior years;
•the company’s performance relative to its peers;
•each executive officer’s individual performance compared to the objectives reviewed at the beginning of the fiscal year and any new objectives that emerged during the year;
•peer compensation data provided by McLagan;
•historical compensation levels for each executive officer; and
•other factors that the Compensation Committee deems relevant.
In addition, the Compensation Committee considers input from our chief executive officer in determining annual performance incentives for executive officers other than himself, and the Compensation Committee engages in a separate review and analysis of our chief executive officer’s performance.
Annual performance incentives are generally delivered in January of the year following the fiscal year in which they are earned and are generally comprised of a cash bonus component and an equity deferral and/or grant. The Compensation Committee retains the discretion to adjust the cash and equity components of annual performance incentives from year to year as it deems appropriate.
The equity component of our executive officers’ annual performance incentives is comprised of restricted stock units as follows:
•Mandatorily deferred restricted stock units. All executive officers are subject to a mandatory deferral program pursuant to which a portion of annual compensation is awarded in the form of deferred restricted stock units at compensation deferral thresholds that are generally higher than those of other employees of the company who are not executives and are determined at the discretion of the Compensation Committee. The company automatically allocates a portion of participants’ performance incentives in the form of unvested restricted stock units based upon total compensation or total annual performance incentive levels, as applicable. Such mandatory deferral programs serve as a retention mechanism and promote executive stock ownership. Subject to continued employment, restricted stock units granted under this program vest ratably over four years, and any dividends paid by the company on its common stock are reflected in additional restricted stock units on such deferred amounts. All accrued dividend equivalent restricted stock units vest in a single installment on the last vesting date of the original grant.
•Restricted stock unit grants. For years prior to 2021, executive officers were awarded additional restricted stock units under the company’s Amended and Restated Stock Incentive Plan, as determined by the Compensation Committee. Subject to continued employment, these restricted stock units generally vest ratably over four years, and any dividends paid by the company on its common stock are reflected in additional restricted stock units. All accrued dividend equivalent restricted stock units vest in a single installment on the last vesting date of the original grant.
2022 Executive Compensation
The Compensation Committee considered several factors in its determination of fiscal 2022 compensation for our named executive officers, including:
•as indicated in “Our 2022 Highlights” above, during 2022, our executive team continued to deliver both strong investment performance for our clients and strong financial results for our shareholders relative to peers;
•our named executive officers’ continued commitment to the four pillars of our diversity and inclusion strategy: education, leadership, recruitment and engagement;
•our named executive officers’ focus on enhancing our firm-wide culture of excellence and inclusion, including by holding our leaders accountable for supporting an inclusive culture that allows us to retain, engage and increase representation of underrepresented groups;
•our named executive officers’ emphasis on attracting, retaining and developing key professionals; and
•our named executive officers’ individual contributions and collaboration in building the company’s private real estate business.
In making fiscal 2022 pay decisions, the Compensation Committee focused on:
•our strong investment performance relative to peers, including the company’s relative outperformance as measured against both benchmarks and peers;
•our strong financial performance relative to our peers, also recognizing the year-over-year decline in the company’s overall financial performance from record high performance in 2021; and
•our need to retain our named executive officers by providing competitive levels of total compensation.
Taken together, these considerations resulted in the Compensation Committee maintaining or decreasing our named executive officers’ fiscal 2022 total compensation levels versus fiscal 2021.
Chief Executive Officer and President; Executive Chairman
Mr. Harvey, the chief executive officer and president of the company, and Mr. Steers, the executive chairman of the company, each served as principal executive officer of the company during fiscal 2022 under applicable SEC rules. During fiscal 2022, Mr. Steers was our chief executive officer until March 1, 2022, at which time Mr. Harvey succeeded Mr. Steers as chief executive officer and Mr. Steers assumed the role of executive chairman.
Joseph Harvey
For fiscal 2022, the Compensation Committee kept Mr. Harvey’s base salary at $600,000. The Compensation Committee believes that Mr. Harvey’s base salary is reasonable and competitive in light of his responsibilities, performance and experience.
On December 15, 2022, the Compensation Committee met and determined the 2022 annual performance incentives for Mr. Harvey. As part of this process, the Compensation Committee considered the company-wide factors described above and Mr. Harvey’s multi-year pay history in the context of the company’s long-term performance. Mr. Harvey’s key accomplishments included, but were not limited to, the following:

•assuming the role of chief executive officer from Mr. Steers for the majority of fiscal 2022, the first time in the company’s history that a non-founder was appointed to serve in this position, and his dedication in achieving a smooth chief executive officer transition;
•continued focus on developing and implementing the company’s management succession initiatives while guiding executive management to develop the next generation of talent;
•executing on initiatives to deliver strong departmental investment performance, and further strengthening the company’s investment processes;
•continued collaboration with Mr. Steers in building the company’s private real estate business, including the launch of a private real estate fund and the development of a non-traded REIT;
•building out products and strategies to capitalize on opportunities and further develop internal capabilities; and
•executing upon global distribution plans to improve results and the company’s market share.

Based on (i) the company-wide factors and individual contributions and accomplishments described above, (ii) competitive pay trends, (iii) the Compensation Committee’s confidence in Mr. Harvey’s capabilities as a leader of the company and (iv) Mr. Harvey’s promotion to the company’s chief executive officer, the Compensation Committee kept Mr. Harvey’s total compensation for fiscal 2022 in line with his fiscal 2021 total compensation. Of Mr. Harvey’s 2022 total compensation, 90.8% was in the form of annual performance incentives and 72.6% was in the form of deferred restricted stock units.

The following table summarizes total compensation reviewed and approved by the Compensation Committee attributable to Mr. Harvey’s 2022 performance, which differs from his total 2022 compensation set forth in the Summary Compensation Table. Although SEC regulations require that annual compensation include the grant date fair value of restricted stock units in the year actually granted, the following table instead includes in the calculation of Mr. Harvey’s total 2022 compensation the restricted stock units awarded to him in January 2023, in consideration of 2022 performance. Total compensation attributable to Mr. Harvey’s performance in 2021 and 2020, respectively, is included below for comparative purposes.

			Annual Performance Incentives
Name	Performance Year	Annual Base Salary ($)	Cash Bonus ($)	Mandatory RSU Deferral ($)	RSU Grants ($)	Total Compensation ($)
Joseph Harvey	2022	600,000	1,180,000	4,720,000	—	6,500,000
	2021	600,000	1,180,000	4,720,000	—	6,500,000
	2020	600,000	837,500	2,512,500	675,000	4,625,000
Robert Steers
For fiscal 2022, effective March 1, 2022, Mr. Steers’ base salary was adjusted from $650,000 to $500,000. The Compensation Committee believes that Mr. Steers’ base salary is reasonable and competitive in light of his responsibilities, performance and experience.
On December 15, 2022, the Compensation Committee met to determine Mr. Steers’ 2022 annual performance incentives. As part of this process, the Compensation Committee considered the company-wide factors described above and Mr. Steers’ individual accomplishments and contributions to the company’s business. Mr. Steers’ key accomplishments included, but were not limited to, the following:
•assuming the role of executive chairman and providing mentorship, guidance and support to Mr. Harvey in connection with the transition and delegation of responsibilities as chief executive officer;
•playing a senior leadership and advisory role for the company in connection with certain business initiatives, including in building the company’s private real estate business by contributing to the launch of a private real estate fund and the development of a non-traded REIT;
•continued development of executive management;

•emphasizing development and execution of the company’s management succession initiatives, including by identifying qualified prospects for key positions within the company; and
•continued elevation and enhancement of the company’s brand awareness and dedicating time to company clients and prospective clients.
Based on (i) the company-wide factors and individual contributions and accomplishments described above, (ii) competitive pay trends, (iii) the Compensation Committee’s confidence in Mr. Steers’ ongoing contributions related to the company’s private real estate initiatives and (iv) Mr. Steers’ resignation from the position of chief executive officer and appointment as executive chairman, the Compensation Committee decided to decrease Mr. Steers’ total compensation for fiscal 2022 by 63.0%. Of Mr. Steers’ 2022 total compensation, 79.0% was in the form of annual performance incentives and 63.2% was in the form of deferred restricted stock units.
In recognition of Mr. Steers’ significant contributions to the company over the course of his then 36-year tenure, the Compensation Committee determined that it was appropriate to enter into a letter agreement with Mr. Steers on November 4, 2021 in connection with his notice of resignation from the position of chief executive officer and appointment as executive chairman. The letter agreement provides that, among other things, upon Mr. Steers’ retirement as executive chairman and subject to the terms and conditions of the letter agreement, all then-unvested restricted stock units held by Mr. Steers that would otherwise be forfeited in accordance with their terms will immediately vest in full and, subject to Mr. Steers’ ongoing compliance with certain conditions set forth in the letter agreement, the shares underlying such restricted stock units will be delivered upon the scheduled delivery dates under the restricted stock unit award agreements relating to such awards. See “Letter Agreement with Robert Steers,” below.
The following table summarizes total compensation reviewed and approved by the Compensation Committee attributable to Mr. Steers’ 2022 performance, which differs from his total compensation set forth in the Summary Compensation Table in two respects. First, although SEC regulations require that annual compensation include the grant date fair value of restricted stock units in the year actually granted, the following table instead includes in the calculation of Mr. Steers’ total 2022 compensation the restricted stock units awarded to him in January 2023, in consideration of 2022 performance. Second, in respect of Mr. Steers’ fiscal 2021 compensation, SEC regulations require that the aggregate incremental fair value (calculated in accordance with ASC Topic 718) of certain of Mr. Steers’ previously-granted and subsequently modified outstanding restricted stock units be reported as additional 2021 compensation. Such restricted stock units were modified pursuant to the aforementioned letter agreement entered into with the company in connection with Mr. Steers’ notice of resignation from the position of chief executive officer. All modified awards had been previously granted to Mr. Steers for performance in prior years and Mr. Steers did not receive any new awards in connection with the modification. Accordingly, the following table excludes the aggregate incremental fair value associated with the modified awards. Total compensation attributable to Mr. Steers’ performance in 2021 and 2020, respectively, is included below for comparative purposes.

			Annual Performance Incentives
Name	Performance Year	Annual Base Salary ($)	Cash Bonus ($)	Mandatory RSU Deferral ($)	RSU Grants ($)	Total Compensation ($)
Robert Steers	2022	525,000(1)	395,000	1,580,000	—	2,500,000
	2021	650,000	1,220,000	4,880,000	—	6,750,000
	2020	684,872(2)	915,032	2,745,096	405,000	4,750,000
(1) Effective March 1, 2022, Mr. Steers’ base salary was adjusted from $650,000 to $500,000.
(2) Effective May 7, 2020, Mr. Steers’ base salary was adjusted from $750,000 to $650,000 at his request.
Other Named Executive Officers
For fiscal 2022, the Compensation Committee decided not to adjust Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s base salaries.

On December 15, 2022, the Compensation Committee met and determined the 2022 annual performance incentives for Messrs. Stadler, Cheigh, Charles and Derechin. In determining their annual performance incentives, the Compensation Committee considered the following:
•the company-wide factors described above;
•each named executive officer’s individual and departmental performance;
•each named executive officer’s multi-year pay history in the context of the company’s long-term performance; and
•Mr. Harvey’s input and assessments relative to individual and functional area contributions to the company’s overall results for the year.
Described below are the individual contributions that the Compensation Committee considered for Messrs. Stadler, Cheigh, Charles and Derechin, respectively.
Matthew Stadler. As executive vice president and chief financial officer, Mr. Stadler provides critical leadership in all areas of financial management of the company. In 2022, he continued to:
•maintain and augment the financial strength of the company;
•optimize earnings, and manage and contribute to the company’s financial decision-making and expense control efforts;
•oversee and enhance the efficiency and effectiveness of the company’s financial reporting processes and controls globally, while continuing to mitigate risk; and
•deliver timely, accurate and meaningful internal and external reporting while strengthening the company’s investor relations efforts and relationships with institutional shareholders and sell-side analysts.
Jon Cheigh. As executive vice president, chief investment officer and head of our global real estate investment activities, Mr. Cheigh leads the company’s investment teams and oversees the global real estate team, serving as senior portfolio manager for all global real estate strategies. In 2022, he continued to:
•demonstrate leadership and deliver strong investment performance relative to both our benchmarks and our peers;
•develop and execute hiring plans for investment professionals necessary to support the company’s strategic goals;
•strengthen the company’s investment processes; and
•improve performance in focus strategies.
Daniel Charles. As executive vice president and head of global distribution, Mr. Charles oversees the company’s distribution efforts. In 2022, he continued to:
•demonstrate strong leadership, guiding the global distribution team and expanding the company’s product and strategy offerings and its distribution channels;
•execute on plans to reshape and develop the U.S. institutional channel;
•advance progress in wealth management leadership;
•build on the company’s progress in the wealth channel and expand on its global distribution activities; and
•expand upon interdepartmental collaboration with marketing and product teams.
Adam Derechin. As executive vice president and chief operating officer, Mr. Derechin is responsible for the company’s investment administration and systems departments, including the company’s information technology department. In 2022, he continued to:
•contribute to the company’s expense reduction efforts;
•help reduce and mitigate the company’s operational risk and cyber risk;
•build and enhance the company’s information systems and processes;
•execute on key initiatives for the company by optimizing its office spaces domestically and abroad; and
•support product and distribution initiatives and strategic objectives through increased automation.
Based on the company-wide factors and individual contributions and accomplishments described above and competitive pay trends, the Compensation Committee decided to (i) decrease fiscal 2022 total compensation for Messrs. Stadler, Charles and Derechin by 12.5% each, primarily reflecting a decrease in the company’s overall financial results relative to fiscal 2021, and (ii) keep Mr. Cheigh’s compensation in line with his fiscal 2021 total compensation, primarily reflecting the company’s strong investment performance. Of Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s 2022 total compensation, 85.7%, 94.0%, 86.8% and 81.0%, respectively, was in the form of annual performance incentives of which 40.0% was in the form of deferred restricted stock units for each of Messrs. Stadler, Cheigh, Charles and Derechin.
The following table summarizes total compensation reviewed and approved by the Compensation Committee attributable to Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s 2022 performance, which differs from their respective total 2022 compensation set forth in the Summary Compensation Table. Although SEC regulations require that annual compensation include the grant date fair value of restricted stock units in the year actually granted, the following table instead includes in the calculation of Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s total 2022 compensation the restricted stock units awarded to them in January 2023, in consideration of 2022 performance. Total compensation attributable to Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s performance in 2021 and 2020, respectively is included below for comparative purposes.

			Annual Performance Incentives
Name	Performance Year	Annual Base Salary ($)	Cash Bonus ($)	Mandatory RSU Deferral ($)	RSU Grants ($)	Total Compensation ($)
Mathew Stadler	2022	375,000	1,200,000	1,050,000	—	2,625,000
	2021	375,000	1,425,000	1,200,000	—	3,000,000
	2020	375,000	886,813	679,437	258,750	2,200,000

Jon Cheigh	2022	375,000	3,345,000	2,480,000	—	6,200,000
	2021	375,000	3,345,000	2,480,000	—	6,200,000
	2020	375,000	2,262,862	1,420,388	566,750	4,625,000

Daniel Charles	2022	375,000	1,331,400	1,137,600	—	2,844,000
	2021	375,000	1,575,000	1,300,000	—	3,250,000
	2020	375,000	1,167,125	830,375	127,500	2,500,000

Adam Derechin	2022	375,000	809,400	789,600	—	1,974,000
	2021	375,000	978,420	902,280	—	2,255,700
	2020	375,000	598,538	524,212	237,375	1,735,125
Benefits and Perquisites
The company’s named executive officers are eligible to receive the same benefits and perquisites that are offered to all company employees.
Our directors and officers have the opportunity to co-invest in certain funds or investment vehicles for which the company serves as advisor without being subject to management fees or carried interest.
Employee Stock Purchase Plan
The company provides employees with the opportunity to purchase stock in the company through its Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, eligible employees may elect to contribute on an after-tax basis between 1% and 10% of their annual salary and incentive performance bonus to purchase the company’s common stock, subject to a $25,000 annual Internal Revenue Service maximum. Shares are purchased at a 15% discount from the fair market value of the company’s common stock as determined on the last business day of each quarterly offering period. All named executive officers other than Mr. Steers may participate in the ESPP on the same basis as all other eligible employees.
401(k) Plan
The company offers a tax-qualified 401(k) plan to all eligible employees. Employees may elect to contribute on a pre-tax basis between 1% and 100% of their annual compensation to the 401(k) plan, subject to the annual Internal Revenue Service maximum. We match 50% of employee pre-tax contributions in order to encourage employee participation, with such matching contributions vesting over a five-year period. Employees may also elect to make additional contributions on an after-tax basis. All named executive officers may participate in the 401(k) plan on the same basis as all other eligible employees.

Pension Benefits
Other than our broad-based 401(k) plan, we do not sponsor any pension plans.
Prohibition against Hedging Transactions
Pursuant to our policies and procedures for transacting in company securities, all directors and employees, including our named executive officers, are prohibited from engaging in any transaction intended to hedge or minimize losses in the company’s securities, including engaging in transactions in puts, calls or other derivatives of the company’s securities or short-selling the company’s securities or “selling against the box” (i.e., failing to deliver sold securities).
Forfeiture/Clawback
At the discretion of the Compensation Committee, awards made under the company’s Amended and Restated Stock Incentive Plan may be subject to reduction, cancellation, forfeiture or recovery upon the occurrence of certain specified events, in addition to any other applicable vesting or performance conditions of an award. Such events may include, but are not limited to: termination of employment for cause; termination of an executive’s provision of services to the company; breach of non-competition, confidentiality or other restrictive covenants that may apply to an executive; or restatement of the company’s financial statements to reflect adverse results from previously released financial statements as a consequence of errors, omissions, fraud or misconduct. We plan to adopt a formal clawback policy that complies with regulations mandated under the Dodd-Frank Act when the applicable rules adopted by the SEC in October 2022 become effective.
Stock Ownership Guidelines
We believe that our executive officers should own a meaningful amount of our stock to further align their interests with the interests of our shareholders. However, we do not believe that it is necessary to adopt formal stock ownership guidelines that require our executive officers and directors to own a specified amount of our stock because our executive officers and directors collectively continue to own a meaningful percentage of our common stock.
Termination and Change in Control Arrangements
Under the terms of the restricted stock unit award agreements between the company and each named executive officer, upon a change in control (as defined below), all unvested restricted stock units held by a named executive officer will immediately vest in full if such executive’s employment is terminated by the company without cause (as defined below) or by the executive for good reason (as defined below) within the two-year period following a change in control. This “double trigger” provision is designed to ensure that our named executive officers are able to make objective business decisions that are in the best interests of our shareholders in connection with a potential change in control. For additional information on the accelerated vesting of restricted stock units upon a change in control of the company, see “Accelerated vesting of restricted stock units” below.
In addition, pursuant to the terms of his employment agreement, Mr. Steers is entitled to certain payments and benefits upon the occurrence of certain specified events, including termination of employment with or without cause. The terms of his employment agreement are described below under “Employment Agreement with Robert Steers.” The terms of Mr. Steers’ employment agreement were determined through arms-length negotiations at the time of the company’s initial public offering in 2004. As part of these negotiations, the company analyzed the terms of similar arrangements for executives employed by comparable companies in determining the amounts payable and the triggering events upon termination of employment or a change in control. In addition, as discussed above, on November 4, 2021, the company entered into a letter agreement modifying the terms of Mr. Steers’ unvested restricted stock units in connection with his notice of resignation from the position of chief executive officer and appointment as executive chairman. The terms of the letter agreement are described under “Letter Agreement with Robert Steers,” below.
An estimate of the compensation that would have been payable to our named executive officers upon a change in control or termination of employment, as if such termination event occurred on December 30, 2022, is described below under “Potential Payments upon Termination or Change in Control.”

Tax Treatment of Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid to any executive officers subject to Section 162(m) (the “Covered Employees”) to $1,000,000 during any fiscal year. Historically, the company administered its incentive compensation arrangements in a manner that would comply with certain exceptions to these tax rules. However, the Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) and, among other things, eliminated the most commonly used exception to the $1,000,000 deduction limit, the “performance-based compensation” exception, as of January 1, 2018. As a result, beginning in 2018, compensation paid to Covered Employees in excess of $1,000,000 is generally nondeductible, whether or not it is performance-based. In addition, beginning in 2018, the Covered Employees include any individual who served as the chief executive officer or chief financial officer at any time during the taxable year and the three other most highly compensated officers (other than the chief executive office and chief financial officer) for the taxable year. Once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the company’s Annual Report on Form 10-K for the year ended December 31, 2022, as incorporated by reference to this proxy statement.
In accordance with SEC rules, the Report of the Compensation Committee shall not be incorporated by reference into any of the company’s future filings made under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

COMPENSATION COMMITTEE MEMBERS
Dasha Smith (chair)
Reena Aggarwal
Frank T. Connor
Peter L. Rhein
Richard P. Simon
Edmond D. Villani

Summary Compensation Table
The following table sets forth information about the total compensation paid to the company’s named executive officers in 2022, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Value of Annual Stock Awards ($)	Incremental Fair Value of Modified Stock Awards ($)	Stock Awards(8) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(9) ($)	Total ($)
Joseph Harvey, CEO and President	2022	600,000	1,180,000	—	—	4,719,956	—	—	—	292,795(2)	6,792,751
	2021	600,000	1,180,000	—	—	3,187,480	—	—	—	381,656(3)	5,349,135
	2020	600,000	837,500	—	—	2,906,156	—	—	—	489,087(4)	4,832,743

Robert Steers, Executive Chairman	2022	525,000(5)	395,000	—	—	4,879,958	—	—	—	298,192(2)	6,098,150
	2021	650,000	1,220,000	3,150,021(6)(7)	6,966,025(7)	10,116,046(7)	—	—	—	389,692(3)	12,375,738(7)
	2020	684,872(10)	915,032	—	—	2,913,675	—	—	—	597,400(4)	5,110,979

Matthew Stadler, CFO	2022	375,000	1,200,000	—	—	1,199,979	—	—	—	93,720(2)	2,868,699
	2021	375,000	1,425,000	—	—	938,141	—	—	—	133,852(3)	2,871,993
	2020	375,000	886,813	—	—	938,144	—	—	—	179,532(4)	2,379,489

Jon Cheigh, CIO	2022	375,000	3,345,000	—	—	2,479,918	—	—	—	170,113(2)	6,370,031
	2021	375,000	3,345,000	—	—	1,987,059	—	—	—	224,198(3)	5,931,257
	2020	375,000	2,262,863	—	—	1,516,695	—	—	—	312,396(4)	4,466,954

Daniel Charles, Head of Global Distribution	2022	375,000	1,331,400	—	—	1,299,991	—	—	—	117,242(11)	3,123,633
	2021	375,000	1,575,000	—	—	957,804	—	—	—	64,855(12)	2,972,659
	2020	375,000	1,167,125	—	—	285,665	—	—	—	55,165(13)	1,882,955

Adam Derechin, COO	2022	375,000	809,400	—	—	902,253	—	—	—	77,081(2)	2,163,734
	2021	375,000	978,420	—	—	761,511	—	—	—	112,322(3)	2,227,252
	2020	375,000	598,538	—	—	761,549	—	—	—	111,697(4)	1,846,784
______________________________
(1)The amounts in this column reflect the cash portion of the annual performance incentives earned by each named executive officer for the listed fiscal years.
(2)Includes a matching contribution in the company’s 401(k) plan of $13,500 for each of Messrs. Harvey, Steers, Cheigh, Stadler and Derechin. Also includes $284,692, $279,295, $80,220, $156,613 and $63,581 in dividend equivalent restricted stock units accrued in 2022 on unvested restricted stock units held by Messrs. Harvey, Steers, Stadler, Cheigh and Derechin, respectively.
(3)Includes a matching contribution in the company’s 401(k) plan of $13,000 for each of Messrs. Harvey, Steers, Stadler and Derechin; and $9,750 for Mr. Cheigh. Also includes $368,656, $376,692, $120,852, $214,448 and $99,322 in dividend equivalent restricted stock units accrued in 2021 on unvested restricted stock units held by Messrs. Harvey, Steers, Stadler, Cheigh and Derechin, respectively.
(4)Includes a matching contribution in the company’s 401(k) plan of $13,000 for each of Messrs. Harvey, Steers, Stadler and Derechin; and $9,750 for Mr. Cheigh. Also includes $476,087, $584,400, $166,532, $302,646 and $98,697 in dividend equivalent restricted stock units accrued in 2020 on unvested restricted stock units held by Messrs. Harvey, Steers, Stadler, Cheigh and Derechin, respectively.
(5)Effective March 1, 2022, Mr. Steers’ base salary was adjusted from $650,000 to $500,000.
(6)The amount reported in this column reflects the aggregate grant date fair value of restricted stock units awarded to Mr. Steers in fiscal 2021 and earned for performance year 2020.
(7)In connection with Mr. Steers’ notice of resignation as chief executive officer, on November 4, 2021 the company agreed to modify a portion of his then-outstanding restricted stock units to provide that, upon his retirement as executive chairman, such awards will not be forfeited and will instead vest and the underlying shares be delivered on their scheduled delivery dates, subject to certain conditions. All modified awards had been previously granted to Mr. Steers for performance in prior years and Mr. Steers did not receive any new awards in connection with the modification. The company is required to disclose the incremental fair value of the modified awards, calculated as stipulated by SEC guidance in accordance with ASC Topic 718, and report such amount as additional 2021 compensation.
(8)The amounts reported in this column reflect the aggregate grant date fair value of restricted stock units awarded in fiscal 2022, 2021 and 2020 and earned for performance years 2021, 2020 and 2019, respectively, as computed in accordance with ASC Topic 718. The grant date fair value was determined using the average of the high and low price of the company’s common stock on the grant date.
(9)The named executive officers did not receive perquisites or other personal benefits that were not otherwise offered to all company employees other than Mr. Charles, solely to the extent noted in footnotes (11) - (13).
(10)Effective May 7, 2020, Mr. Steers’ base salary was adjusted from $750,000 to $650,000 at his request.
(11)Includes a matching contribution in the company’s 401(k) plan of $13,500; $61,883 in dividend equivalent restricted stock units accrued in 2022 on unvested restricted stock units; and $41,859 attributable to a travel allowance for fiscal year ended December 31, 2022 for Mr. Charles.
(12)Includes a matching contribution in the company’s 401(k) plan of $13,000; $51,855 in dividend equivalent restricted stock units accrued in 2021 on unvested restricted stock units; and $9,375 attributable to a travel allowance for fiscal year ended December 31, 2021 for Mr. Charles.
(13)Includes a matching contribution in the company’s 401(k) plan of $13,000; $19,248 in dividend equivalent restricted stock units accrued in 2020 on unvested restricted stock units; and $22,917 attributable to a travel allowance for fiscal year ended December 31, 2020 for Mr. Charles.

2022 Grants of Plan-Based Awards
The following table sets forth the actual number of unvested restricted stock units granted in 2022 for performance year 2021 to the company’s named executive officers and the grant date fair value of these awards.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Action Date(1)	Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
Joseph Harvey	1/31/22	12/16/21	—	—	—	—	—	—	57,199(2)	—	—	4,719,956
Robert Steers	1/31/22	12/16/21	—	—	—	—	—	—	59,138(3)	—	—	4,879,958
Matthew Stadler	1/31/22	12/16/21	—	—	—	—	—	—	14,542(4)	—	—	1,199,979
Jon Cheigh	1/31/22	12/16/21	—	—	—	—	—	—	30,053(5)	—	—	2,479,918
Daniel Charles	1/31/22	12/16/21	—	—	—	—	—	—	15,754(6)	—	—	1,299,991
Adam Derechin	1/31/22	12/16/21	—	—	—	—	—	—	10,934(7)	—	—	902,253
______________________________
(1)Restricted stock unit awards, including restricted stock units awarded under the company’s mandatory deferral program, are generally granted in the year following the performance year in which they were earned. Accordingly, the restricted stock units earned for the 2022 performance year were actually granted in January 2023 and, therefore, are not included in this table. Delivery of the shares of common stock underlying these restricted stock units is contingent on continued employment.
The Compensation Committee approved equity awards for the 2021 performance year at its meeting on December 16, 2021, with the awards being granted on January 31, 2022. The average of the high and low price of the company’s common stock on January 31, 2022 was used to determine the number of restricted stock units granted.
(2)Includes 57,199 restricted stock units from the mandatory deferral of a portion of the executive’s 2021 annual performance incentives that vest ratably on the last business day of January 2023, 2024, 2025 and 2026. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2026.
(3)Includes 59,138 restricted stock units from the mandatory deferral of a portion of the executive’s 2021 annual performance incentives that vest ratably on the last business day of January 2023, 2024, 2025 and 2026. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2026.
(4)Includes 14,542 restricted stock units from the mandatory deferral of a portion of the executive’s 2021 annual performance incentives that vest ratably on the last business day of January 2023, 2024, 2025 and 2026. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2026.
(5)Includes 30,053 restricted stock units from the mandatory deferral of a portion of the executive’s 2021 annual performance incentives that vest ratably on the last business day of January 2023, 2024, 2025 and 2026. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2026.
(6)Includes 15,754 restricted stock units from the mandatory deferral of a portion of the executive’s 2021 annual performance incentives that vest ratably on the last business day of January 2023, 2024, 2025 and 2026. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2026.
(7)Includes 10,934 restricted stock units from the mandatory deferral of a portion of the executive’s 2021 annual performance incentives that vest ratably on the last business day of January 2023, 2024, 2025 and 2026. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2026.

2022 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information about unvested restricted stock units held by the company’s named executive officers as of December 31, 2022.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph Harvey	—	—	—	—	—	141,909(2)	9,161,645	—	—
Robert Steers	—	—	—	—	—	144,812(3)	9,349,063	—	—
Matthew Stadler	—	—	—	—	—	41,798(4)	2,698,479	—	—
Jon Cheigh	—	—	—	—	—	80,103(5)	5,171,450	—	—
Daniel Charles	—	—	—	—	—	30,064(6)	1,940,932	—	—
Adam Derechin	—	—	—	—	—	33,331(7)	2,151,849	—	—
______________________________
(1)Based on the closing price of $64.56 of the company’s common stock on December 30, 2022.
(2)Includes 14,839 restricted stock units granted on January 31, 2019 that vested on the last business day of January 2023; 19,518 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2023 and 2024; 35,868 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2023, 2024 and 2025; and 57,199 restricted stock units granted on January 31, 2022 that vest ratably on the last business day of each of January 2023, 2024, 2025 and 2026. Also includes 14,485 unvested dividend equivalent restricted stock units.
(3)Includes 15,734 restricted stock units granted on January 31, 2019 that vested on the last business day of January 2023; 19,569 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2023 and 2024; 35,445 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2023, 2024 and 2025; and 59,138 restricted stock units granted on January 31, 2022 that vest ratably on the last business day of each of January 2023, 2024, 2025 and 2026. These restricted stock units are considered vested and undelivered for financial statement reporting purposes in accordance with GAAP pertaining to equity-based compensation in connection with the letter agreement the company entered into with Mr. Steers on November 4, 2021, which provides that, upon Mr. Steers’ retirement as executive chairman and subject to the terms and conditions of the letter agreement, all then-unvested restricted stock units held by Mr. Steers will not be forfeited and will instead immediately vest in full and the shares underlying such restricted stock units will be delivered upon the scheduled delivery dates. Also includes 14,926 unvested dividend equivalent restricted stock units.
(4)Includes 5,589 restricted stock units granted on January 31, 2019 that vested on the last business day of January 2023; 6,301 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2023 and 2024; 10,557 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2023, 2024 and 2025; and 14,542 restricted stock units granted on January 31, 2022 that vest ratably on the last business day of each of January 2023, 2024, 2025 and 2026. Also includes 4,809 unvested dividend equivalent restricted stock units.
(5)Includes 9,065 restricted stock units granted on January 31, 2019 that vested on the last business day of January 2023; 10,187 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2023 and 2024; 22,360 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2023, 2024 and 2025; and 30,053 restricted stock units granted on January 31, 2022 that vest ratably on the last business day of each of January 2023, 2024, 2025 and 2026. Also includes 8,438 unvested dividend equivalent restricted stock units.
(6)Includes 1,919 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2023 and 2024; 10,778 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2023, 2024 and 2025; and 15,754 restricted stock units granted on January 31, 2022 that vest ratably on the last business day of each of January 2023, 2024, 2025 and 2026. Also includes 1,613 unvested dividend equivalent restricted stock units.

(7)Includes 4,747 restricted stock units granted on January 31, 2019 that vested on the last business day of January 2023; 5,115 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2023 and 2024; 8,569 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2023, 2024 and 2025; and 10,934 restricted stock units granted on January 31, 2022 that vest ratably on the last business day of each of January 2023, 2024, 2025 and 2026. Also includes 3,966 unvested dividend equivalent restricted stock units.

2022 Option Exercises and Stock Vested
The following table sets forth certain information about restricted stock units held by the company’s named executive officers that vested in 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Joseph Harvey	—	—	61,256(1)	5,002,165
Robert Steers	—	—	64,299(2)	5,250,656
Matthew Stadler	—	—	21,512(3)	1,756,670
Jon Cheigh	—	—	34,462(4)	2,814,167
Daniel Charles	—	—	4,551(5)	371,635
Adam Derechin	—	—	18,000(6)	1,469,880
______________________________
(1)Includes the vesting of 51,181 restricted stock units on January 31, 2022 that were originally granted on the last business day of each of January 2018, 2019, 2020 and 2021 with a value realized on vesting of $4,179,441; and 10,075 dividend equivalent restricted stock units on January 31, 2022 that accrued on restricted stock units granted on the last business day of January 2018 with a value realized on vesting of $822,724.
(2)Includes the vesting of 53,303 restricted stock units on January 31, 2022 that were originally granted on the last business day of each of January 2018, 2019, 2020 and 2021 with a value realized on vesting of $4,352,723; and 10,996 dividend equivalent restricted stock units on January 31, 2022 that accrued on restricted stock units granted on the last business day of January 2018 with a value realized on vesting of $897,933.
(3)Includes the vesting of 17,746 restricted stock units on January 31, 2022 that were originally granted on the last business day of each of January 2018, 2019, 2020 and 2021 with a value realized on vesting of $1,449,138; and 3,766 dividend equivalent restricted stock units on January 31, 2022 that accrued on restricted stock units granted on the last business day of January 2018 with a value realized on vesting of $307,532.
(4)Includes the vesting of 29,226 restricted stock units on January 31, 2022 that were originally granted on the last business day of each of January 2018, 2019, 2020 and 2021 with a value realized on vesting of $2,386,595; and 5,236 dividend equivalent restricted stock units on January 31, 2022 that accrued on restricted stock units granted on the last business day of January 2018 with a value realized on vesting of $427,572.
(5)Includes the vesting of 4,551 restricted stock units on January 31, 2022 that were originally granted on the last business day of January 2020 and 2021 with a value realized on vesting of $371,635.
(6)Includes the vesting of 14,811 restricted stock units on January 31, 2022 that were originally granted on the last business day of each of January 2018, 2019, 2020 and 2021 with a value realized on vesting of $1,209,466; and 3,189 dividend equivalent restricted stock units on January 31, 2022 that accrued on restricted stock units granted on the last business day of January 2018 with a value realized on vesting of $260,414.

Potential Payments upon Termination or Change in Control
Under the terms of the restricted stock unit award agreements between the company and each named executive officer (and the employment agreement with Mr. Steers), our named executive officers are entitled to certain compensation in the event of a termination of employment or a change in control of the company. The amount of compensation payable to each named executive officer upon the occurrence of certain specified events is set forth below.
Joseph Harvey. The following table sets forth potential payments upon termination of employment of Joseph Harvey, our chief executive officer and president.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	9,161,645(2)	9,161,645(2)
______________________________
(1)Assumes executive’s date of termination is December 30, 2022 and is based on the closing price of $64.56 of the company’s common stock on the date of termination.
(2)Includes the value of 16,638 unvested restricted stock units. Also includes the value of 110,786 unvested restricted stock units acquired under our mandatory deferral program and 14,485 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Robert Steers. The following table sets forth potential payments upon termination of employment of Robert Steers, our executive chairman.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death of Executive ($)	Disability of Executive ($)
Compensation:
Base Salary ($500,000)	1,000,000	—	1,000,000	—	1,500,000	—	—
Annual Incentive Bonus	2,000,000	—	2,000,000	—	3,000,000	1,000,000	1,000,000
Long Term Incentives Restricted Stock Units	—	—	—	—	9,349,063(4)	9,349,063(4)	9,349,063(4)
Benefits and Perquisites:
Continued Medical Benefits(2)	510,154	510,154	510,154	—	510,154	—	510,154
Excise Tax Gross-Up(3)	—	—	—	—	—	—	—
Total	3,510,154	510,154	3,510,154	—	14,359,217	10,349,063	10,859,217
 ______________________________
(1)Assumes executive’s date of termination is December 30, 2022 and is based on the closing price of $64.56 of the company’s common stock on the date of termination.
(2)The employment agreement with Mr. Steers provides that if his employment terminates for any reason other than by us for cause (as such term is defined in the employment agreement), then Mr. Steers and his spouse and dependents will be entitled to continued coverage under the company’s medical plans in which he was participating at the time of such termination for the remainder of his life, subject to payment by Mr. Steers of the same premiums he would have paid during such period of coverage if he were an active employee. The value of the continued health benefits is based upon the RP 2014 Healthy Male and Female Tables and the company providing health care coverage to Mr. Steers, his spouse and dependents until his death. Actuarial methods, considerations and analyses used in making this calculation conform to the appropriate standards of practice and guidelines of the Actuarial Standards Board.
(3)The employment agreement with Mr. Steers provides that in the event payments under the employment agreement or otherwise result in a parachute excise tax to Mr. Steers, he will be entitled to a gross-up payment equal to the amount of the excise tax as well as the excise tax and income tax on the gross-up payment.
(4)Includes the value of 9,982 unvested restricted stock units. Also includes the value of 119,904 unvested restricted stock units acquired under our mandatory deferral program and 14,926 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Matthew Stadler. The following table sets forth potential payments upon termination of employment of Matthew Stadler, our executive vice president and chief financial officer.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	2,698,479(2)	2,698,479(2)
________________________
(1)Assumes executive’s date of termination is December 30, 2022 and is based on the closing price of $64.56 of the company’s common stock on the date of termination.
(2)Includes the value of 6,378 unvested restricted stock units. Also includes the value of 30,611 unvested restricted stock units acquired under our mandatory deferral program and 4,809 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.
Jon Cheigh. The following table sets forth potential payments upon termination of employment of Jon Cheigh, our executive vice president, chief investment officer and head of global real estate.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	5,171,450(2)	5,171,450(2)
______________________________
(1)Assumes executive’s date of termination is December 30, 2022 and is based on the closing price of $64.56 of the company’s common stock on the date of termination.
(2)Includes the value of 9,311 unvested restricted stock units. Also includes the value of 62,354 unvested restricted stock units acquired under our mandatory deferral program and 8,438 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Daniel Charles. The following table sets forth potential payments upon termination of employment of Daniel Charles, our executive vice president and head of global distribution.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	1,940,932(2)	1,940,932(2)
______________________________
(1)Assumes executive’s date of termination is December 30, 2022 and is based on the closing price of $64.56 of the company’s common stock on the date of termination.
(2)Includes the value of 1,434 unvested restricted stock units. Also includes the value of 27,017 unvested restricted stock units acquired under our mandatory deferral program and 1,613 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Adam Derechin. The following table sets forth potential payments upon termination of employment of Adam Derechin, our executive vice president and chief operating officer.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	2,151,849(2)	2,151,849(2)
______________________________
(1)Assumes executive’s date of termination is December 30, 2022 and is based on the closing price of $64.56 of the company’s common stock on the date of termination.
(2)Includes the value of 5,851 unvested restricted stock units. Also includes the value of 23,514 unvested restricted stock units acquired under our mandatory deferral program and 3,966 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Assumptions
Below is a description of the assumptions that were used in determining the potential payments set forth above. Unless otherwise noted, the following descriptions are applicable to all of the company’s named executive officers.
Excise tax gross-up. Upon the termination of Mr. Steers’ employment by the company without cause (as such term is defined in his employment agreement) or by Mr. Steers for good reason (as such term is defined in his employment agreement), each within the two-year period following a change in control (as such term is defined in his employment agreement), we have agreed to reimburse Mr. Steers for all excise taxes that are imposed on him under Section 4999 of the Internal Revenue Code and any income, employment and excise taxes that are payable by him as a result of reimbursements for Section 4999 excise taxes. The Section 4999 gross-up amount set forth in the table above assumes that Mr. Steers is entitled to full reimbursement by the company of (i) any excise taxes that are imposed on him as a result of a change in control; (ii) any income, employment and excise taxes imposed on him as a result of the company’s reimbursement of the excise tax amount; and (iii) any additional income, employment and excise taxes that are imposed on him as a result of the company’s reimbursement of any excise, employment or income taxes. The calculation of the Section 4999 gross-up amount set forth in the table above is based upon a Section 4999 excise tax rate of 20.0%, a 37.0% federal income tax rate, a 1.45% Medicare tax rate, a 0.9% Medicare surcharge and the applicable state income tax rates. The discount rates used to compute the present value of accelerated payouts or accelerated vesting are determined by the Internal Revenue Service (120% of the applicable federal rates compounded semi-annually for January 2022 as referenced in Table 1 of Revenue Ruling 2022-1). For purposes of the Section 4999 calculation, we assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to Mr. Steers executing a non-competition agreement.
Accelerated vesting of restricted stock units. Under the terms of the restricted stock unit award agreements between the company and each named executive officer, all unvested restricted stock units held by a named executive officer will immediately vest in full if such executive’s employment is terminated (i) by the company without cause or by the executive for good reason, each within the two-year period following a change in control or (ii) at any time due to the executive’s death or disability (as defined below).
A termination is for “cause” if it is for any of the following reasons: (i) the executive’s continued failure to substantially perform the executive’s duties to the company (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 10 days following written notice by the company to the executive of such failure; (ii) the executive’s engagement in conduct inimical to the company’s interests, including, without limitation, fraud, embezzlement, theft or dishonesty in the course of the executive’s employment; (iii) the executive’s commission of, or plea of guilty or nolo contendere, to (A) a felony or (B) a crime other than a felony that involves a breach of trust or fiduciary duty owed to the company or an affiliate of the company; (iv) the executive’s disclosure of the company’s or its affiliates’ trade secrets or confidential information; or (v) the executive’s breach of any agreement with the company or an affiliate of the company, including, without limitation, any agreement with respect to confidentiality, non-disclosure, non-competition or otherwise.
A termination is for “good reason” if it is for any of the following reasons: (i) the failure by the company or one of its affiliates to pay or cause to be paid the executive’s base salary or annual bonus (to the extent earned in accordance with the terms of any applicable annual bonus or annual incentive arrangement), if any, when due or (ii) any substantial and sustained diminution in the executive’s authority or responsibilities; provided that the events described in clauses (i) or (ii) of this sentence will constitute “good reason” only if the company or its affiliates fail to cure such event within 30 days following receipt from the executive of written notice of the event that constitutes good reason; provided, further, that “good reason” will cease to exist for an event on the 60th day following the later of its occurrence or the executive’s knowledge thereof, unless the executive has given the company written notice thereof prior to such date.
A “change in control” means the occurrence of any of the following events: (i) the complete liquidation of the company or the sale or disposition, in one or a series of related transactions, of all or substantially all of the company’s assets to any “person” or “group” other than certain permitted holders; (ii) any person or group, other than the permitted holders, is or becomes the beneficial owner of the company’s securities representing both (A) 20% or more of the combined voting power of the then-outstanding securities of the company and (B) more of the combined voting power of the then-outstanding securities of the company than Mr. Cohen and Mr. Steers in the aggregate; (iii) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board cease for any reason to constitute a majority of the board then in office; or (iv) the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which the company is involved, other than a merger, consolidation or amalgamation that would result in the company’s shareholders immediately prior thereto continuing to own, in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the company’s voting securities or such surviving entity outstanding immediately after such merger, consolidation or amalgamation.
“Disability” means the inability of the employee to perform in all material respects such employee’s duties and responsibilities to the company by reason of a physical or mental disability or infirmity, which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Compensation Committee may reasonably determine in good faith. The disability determination will be made in the sole discretion of the Compensation Committee.

Employment Agreement with Robert Steers
The company entered into an employment agreement with Mr. Steers that, as amended, sets forth the terms of Mr. Steers’ employment with the company. The employment agreement provided for an initial three-year employment term, which term automatically extends for additional one-year periods unless either party gives the other party 60 days’ prior written notice of such party’s intention not to extend the employment term.
The employment agreement provided for an annual base salary of $500,000 subject to any increases as may be determined in the sole discretion of the Board (which amount was adjusted to $750,000 effective January 1, 2008 until May 7, 2020, and at Mr. Steers’ requests was adjusted to $650,000 effective May 7, 2020 and further adjusted to $500,000 effective March 1, 2022) and an annual incentive performance bonus as approved in the discretion of the Compensation Committee.
During the term, Mr. Steers is entitled to:
•employee benefits that are no less favorable than those employee benefits provided to him before the company’s initial public offering; and
•participate in all of the company’s employee benefits programs that he is eligible to participate in on a basis that is no less favorable than is provided to the company’s other executives.
Termination of employment
Death or disability. Pursuant to the employment agreement, if Mr. Steers’ employment terminates prior to the expiration of the term due to his death or disability (as such term is defined in the employment agreement), then he is entitled to the following “Accrued Rights”:
•any accrued, but unpaid, base salary through the date of termination;
•any accrued and earned, but unpaid, annual incentive performance bonus for any previously completed fiscal year;
•reimbursement of any unreimbursed business expenses properly incurred prior to the date of termination; and
•such employee benefits, if any, as to which Mr. Steers may be entitled under any employee benefit plan of the company and its affiliates.
In addition to the Accrued Rights, Mr. Steers is also entitled to receive a lump sum payment equal to $1,000,000 (the “target annual incentive performance bonus”), payable when the annual incentive performance bonus would have otherwise been payable had his employment not terminated.
Without cause or resignation for good reason. Under the employment agreement, if Mr. Steers’ employment is terminated prior to the expiration of the term by the company without cause (as such term is defined in the employment agreement) or by Mr. Steers for good reason (as such term is defined in the employment agreement), or if the company elects not to extend the term of the employment agreement (each, a “qualifying termination”), then Mr. Steers is entitled to receive, subject to his compliance with certain restrictive covenants:
•a lump sum payment equal to two times (three times in the case of a qualifying termination that occurs on or following a change in control) the sum of Mr. Steers’ annual base salary and target annual incentive performance bonus for the fiscal year in which termination occurs. Any termination by the company without cause within six months prior to a change in control will be deemed to be a termination of employment on the date of such change in control. Any amounts paid by the company pursuant to this clause will be reduced by the present value of any other cash severance or termination benefits payable to Mr. Steers under any other plan, programs or arrangements of the company and its affiliates; and
•the Accrued Rights.
For cause or resignation without good reason. Pursuant to the employment agreement, if Mr. Steers’ employment is terminated prior to the expiration of the term by the company for cause or by Mr. Steers without good reason, then Mr. Steers is entitled to receive only the Accrued Rights.
The employment agreement generally provides that, if Mr. Steers’ employment terminates for any reason other than by the company for cause, Mr. Steers and his spouse and dependents are entitled to continued coverage under the company’s medical plans in which he was participating at the time of such termination for the remainder of his life, subject to payment by him of the same premiums he would have paid during such period of coverage if he were an active employee. In addition, the employment agreement with Mr. Steers provides that in the event payments under the employment agreement or otherwise result in a parachute excise tax to Mr. Steers, he will be entitled to a gross-up payment equal to the amount of the excise tax as well as the excise tax and income tax on the gross-up payment.
The employment agreement also provides that upon termination of Mr. Steers’ employment for any reason, Mr. Steers generally retains the right to use his name in connection with future business ventures.
Restrictive covenants
Non-competition and non-solicitation. Under the employment agreement, if Mr. Steers’ employment is terminated by the company for cause or by him without good reason or if Mr. Steers elects not to extend the term of the employment agreement, for one (1) year following such termination of employment, Mr. Steers is generally prohibited from:
•initiating contact with, or seeking to provide investment advisory services to, certain persons to whom the company or any of its affiliates render such services;
•soliciting or seeking to induce or actually inducing certain company employees or employees of its affiliates to discontinue such employment or hiring or employing such employees;
•directly or indirectly engaging in any business that competes with the company’s business or the business of its affiliates within the United States or any other country in which the company or its affiliates are conducting business at the time of determination;
•acquiring a financial interest in, or otherwise becoming actively involved with, any competitive business; and
•interfering with, or attempting to interfere with, business relationships between the company or any of its affiliates and its and their customers, clients, suppliers, partners, members or investors.
Confidentiality, intellectual property and non-disclosure. Mr. Steers is subject to customary confidentiality, intellectual property and non-disclosure provisions, including provisions that, in general, prohibit him from disclosing, retaining or using for his or any other person’s benefit confidential or proprietary information of the company and provisions that, in general, require him to assign, transfer and convey to the company all rights to, including intellectual property rights, any works of authorship, inventions, intellectual property, materials, documents or other work product created by him during his employment with the company.
If Mr. Steers breaches any of the restrictive covenants, in addition to any remedies available at law, the company is entitled to cease making any payments or providing any benefit otherwise required by the employment agreement and to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available.
General provisions
In the event of a dispute between the company and Mr. Steers arising under or related to his employment agreement, we have agreed to pay any legal fees and expenses reasonably incurred by him in connection with such dispute if he prevails in substantially all material respects on the issues presented for resolution.
Letter Agreement with Robert Steers
The company entered into a letter agreement with Mr. Steers on November 4, 2021 in connection with his notice of resignation from the position of chief executive officer of the company and appointment as executive chairman of the company, in each case effective March 1, 2022. The letter agreement amends the restricted stock unit award agreements between the company and Mr. Steers.
Under the letter agreement, upon Mr. Steers’ retirement as executive chairman of the company and subject to the terms and conditions of the letter agreement, all then-unvested restricted stock units held by Mr. Steers will not be forfeited and will instead immediately vest in full and the shares underlying such restricted stock units will be delivered upon the scheduled delivery dates under the restricted stock unit award agreements relating to such awards, subject to Mr. Steers’ ongoing compliance with the terms and conditions of such agreements.

The terms and conditions referred to in the immediately preceding paragraph include:
•satisfactory performance of Mr. Steers’ responsibilities in his capacity as executive chairman, with particular focus on Mr. Steers’ playing a senior leadership and advisory role for the company in connection with certain business initiatives, assisting with certain communication strategies with internal and external parties and transition and delegation of responsibilities;
•Mr. Steers’ service to the company in his capacity as executive chairman through the one-year anniversary of the date of his notice of resignation from the position of chief executive officer;
•Mr. Steers’ employment with the company is not at any time terminated for cause;
•Mr. Steers’ compliance with certain restrictive covenants described below; and
•the periodic delivery by Mr. Steers of a certification as to his compliance with the letter agreement, the Amended and Restated Stock Incentive Plan and the restricted stock unit award agreements relating to awards granted to Mr. Steers.
Restrictive covenants
Under the letter agreement, in addition to the restrictive covenants relating to non-interference, non-solicitation and non-disparagement that are contained in the restricted stock unit award agreements relating to awards granted to Mr. Steers, until the final delivery date of restricted stock units subject to such agreements, Mr. Steers is generally prohibited from:
•during the term of Mr. Steers’ employment with the company and its affiliates, providing or seeking to provide investment advisory services or similar services to any person to whom the company or any of its affiliates rendered such services during Mr. Steers’ employment with the company and its affiliates;
•following Mr. Steers’ termination of employment with the company and its affiliates, providing or seeking to provide investment advisory services or similar services to any person to whom the company or an affiliate rendered such services during the three-year period prior to such termination of employment;
•directly or indirectly engaging in any responsibilities, activities, business or strategy that competes with the activities, business or strategies of the company or its affiliates (including any such activities, businesses or strategies which the company or its affiliates have specific plans to conduct in the future and as to which Mr. Steers is aware of such plans) within the United States or any other country in which the company or its affiliates is conducting business at the time of determination (referred to as a “competitive business”);
•directly or indirectly entering the employ of, or rendering or being retained to render services to, any person (or any division or controlled or controlling affiliate of any person) who or which engages in a competitive business, subject to certain exceptions; and
•acquiring a financial interest in, or otherwise becoming actively involved with, any competitive business as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant, subject to certain exceptions.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of the company’s principal executive officer to the median of the annual total compensation of all our employees (other than the company’s principal executive officer) (“CEO Pay Ratio”). Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u).
As of December 31, 2022, we had 387 full-time employees (excluding our principal executive officer on such date). We identified our median employee using the company’s global employee population as of December 31, 2022. To identify the company’s median employee, we used annual base salary and bonuses earned in fiscal 2022. We believe this consistently applied compensation measure reasonably reflects annual compensation across the company’s employee base. After identifying the company’s median employee, we calculated the median employee’s and the principal executive officer’s annual total compensation in accordance with the requirements of the Summary Compensation Table. Since we had multiple individuals serving as our principal executive officer during 2022, in accordance with applicable SEC rules, Mr. Harvey was selected as our principal executive officer for purposes of this disclosure because he was serving as our chief executive officer as of December 31, 2022. For fiscal 2022, our median employee’s annual total compensation was $271,973. The annual total compensation of Mr. Harvey, calculated in accordance with the requirements of the Summary Compensation Table, was $6,792,751, and our CEO Pay Ratio was approximately 25.0:1.

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following table, which includes specified information with respect to the compensation actually paid to the company’s named executive officers and certain financial performance measures of the company in 2022, 2021 and 2020.

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (Joseph Harvey)	Summary Compensation Table Total for PEO (Robert Steers)	Compensation Actually Paid to PEO (Joseph Harvey)(3)	Compensation Actually Paid to PEO (Robert Steers)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)	Total Share- holder Return(5)	Peer Group* Total Share- holder Return(5)	Net Income	Operating Income, as adjusted(1)
2022(2)	6,792,751	6,098,150	2,798,008	2,020,777	3,631,524	2,324,583	114.67	141.87	171,041,026	243,840,255
2021(2)	5,349,135	12,375,738	7,903,908	8,005,775	3,500,790	4,368,211	159.26	189.36	211,397,338	268,800,194
2020(4)	—	5,110,979	—	7,239,932	3,390,535	4,363,280	123.45	128.28	76,584,266	169,454,823
_____________________________
*     The peer group used in the relevant year corresponds with the peer group used by the company in that year for purposes of the disclosure required pursuant to Item 201(e) of Regulation S-K. The peer group used for 2022 and 2021 is the S&P U.S. BMI Asset Management & Custody Banks Index, and for 2020 is the SNL Asset Manager Index. The SNL Asset Manager Index was replaced by the S&P U.S. BMI Asset Management & Custody Banks Index effective August 2021.
(1)We have identified operating income, as adjusted, as our Company Selected Measure. Operating income, as adjusted, is calculated as set forth on page 34 of our Annual Report on Form 10-K.
(2)In fiscal 2022 and fiscal 2021, (i) each of Messrs. Harvey and Steers served as principal executive officer (“PEO”) for a portion of the fiscal year and (ii) our non-PEO named executive officers were Messrs. Stadler, Cheigh, Charles and Derechin.
(3)Compensation Actually Paid was calculated beginning with each individual’s total compensation reported in the Summary Compensation Table, and the following amounts were deducted from and added to such amounts:

	PEO (Joseph Harvey)			PEO (Robert Steers)			Non-PEO Named Executive Officer Average
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Summary Compensation Table	6,792,751	5,349,135	—	6,098,150	12,375,738	5,110,979	3,631,524	3,500,790	3,390,535
Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for applicable fiscal year	(4,719,956)	(3,187,480)	—	(4,879,958)	(10,116,046)	(2,913,675)	(1,470,535)	(1,161,129)	(1,411,665)
Increase based on ASC 718 fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end, determined as of applicable fiscal year end	3,651,918	4,467,119	—	3,787,210	4,416,066	2,724,699	1,139,020	1,628,122	1,336,427
Increase/deduction for awards granted during prior fiscal year that were outstanding and unvested as of applicable fiscal year end, determined based on change in ASC 718 fair value from prior fiscal year end to applicable fiscal year end	(2,262,077)	1,637,370	—	(2,286,981)	1,717,476	1,387,397	(762,427)	510,528	618,824
Increase/deduction for awards granted during the prior fiscal year that vested during applicable fiscal year, determined based on change in ASC 718 fair value from prior fiscal year end to vesting date	(664,628)	(362,236)	—	(697,644)	(387,459)	930,532	(212,999)	(109,830)	429,159
Compensation Actually Paid	2,798,008	7,903,908	—	2,020,777	8,005,775	7,239,932	2,324,583	4,368,211	4,363,280
(4)In fiscal 2020, (i) our PEO was Mr. Steers and (ii) our non-PEO named executive officers were Messrs. Harvey, Stadler, Cheigh and Charles.
(5)Source: S&P Global Market Intelligence 2023. Calculated based on a fixed investment of $100 as of the beginning of the first year reported through the end of the applicable fiscal year.

Performance Measures
The following table sets forth an unranked list of performance measures that, in our assessment, represent the most important performance measures the company used to link executive compensation actually paid to the principal executive officer and other named executive officers to company performance in the most recent fiscal year. We are providing this list in accordance with Item 402(v) of Regulation S-K to provide information on performance measures used by the Compensation Committee to determine named executive officer compensation. For more information, see the Compensation Discussion and Analysis above.
Most Important Performance Measures
•Operating income, as adjusted
•Revenue, as adjusted
•Organic growth (annual net flows compared with beginning assets under management)
•Investment performance
Analysis of the Information Presented in the Pay Versus Performance Table
Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Net Income

Robert Steers, PEO
Joseph Harvey, PEO
NEO Average
Net Income
Compensation Actually Paid ($mm)
Net Income ($mm)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$250
$200
$150
$100
$50
$0
$7.2
$4.4
$77
$211
$8.0
$7.9
$4.4
$171
$2.0
$2.8
$2.3
2020
2021
2022

Compensation Actually Paid and Company Selected Measure (Operating Income, as adjusted)

Robert Steers, PEO
Joseph Harvey, PEO
NEO Average
Operating Income, as adjusted
Compensation Actually Paid ($mm)
Operating Income ($mm)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$300
$250
$200
$150
$100
$50
$0
$169
$269
$244
$7.2
$4.4
$8.0
$7.9
$4.4
$2.0
$2.8
$2.3
2020
2021
2022

Equity Compensation Plan Information
The following table summarizes information, as of December 31, 2022, relating to the company’s equity compensation plans pursuant to which grants of restricted stock units or other rights to acquire shares of the company’s common stock may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Approved by Shareholders
Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan	1,815,016	(1)	4,930,088(2)
Cohen & Steers, Inc. Amended and Restated Employee Stock Purchase Plan	N/A	N/A	118,692(3)
Total Approved by Shareholders	1,815,016	(1)	5,048,780
Not Approved by Shareholders
None	—	—	—
______________________________
(1) As of December 31, 2022, all the awards granted under the company’s Amended and Restated Stock Incentive Plan were restricted stock units, which do not have an exercise price.
(2) Consists of shares of the company’s common stock issuable under the Amended and Restated Stock Incentive Plan pursuant to various awards the Compensation Committee may make, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.
(3) 481,308 shares of the company’s common stock have been issued under the ESPP pursuant to which employees may purchase shares of the company’s common stock at a 15% discount from the fair market value of the company’s common stock on the last business day of each quarterly offering period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Approval or Ratification of Related Party Transactions
The company has adopted a written policy pursuant to which all employees, directors and certain other related parties (as defined in Item 404(a) of Regulation S-K) who have a direct or indirect interest in a transaction or agreement in which the company is a participant (regardless of the dollar amount involved in the transaction or whether the transaction must be disclosed publicly by the company, but excluding routine employee/employer transactions such as compensation or participation in any of the company’s benefits plans) must promptly disclose the facts and circumstances of that transaction or agreement to the company’s general counsel. The general counsel will promptly communicate all such information to management and the Audit Committee. Management, in consultation with the Audit Committee, will then determine whether the transaction may be consummated or permitted to continue.
If such transaction or agreement constitutes a “related party transaction” as defined in Item 404(a), then such transaction may not be consummated or continue without the approval or ratification of the Audit Committee or another approving body composed of disinterested and independent members of the Board or any committee of the Board; provided that a majority of the members of the Audit Committee or such approving body is disinterested and independent. Members of the Audit Committee who are interested parties in any related party transaction and/or who are not independent must recuse themselves from any such vote. For purposes thereof, a “related party transaction” is any transaction (i) that is reportable by the company under Item 404(a), (ii) in which the company was or will be a participant, (iii) in which the amount involved exceeds $120,000 and (iv) in which any related party had or will have a direct or indirect material interest.
Transactions or other arrangements between the company and its clients, including registered investment companies for which the company serves as investment adviser, do not need to be approved or ratified. In addition, investment management or other financial services (such as those involving investments in the company’s funds, investment vehicles or separate accounts) provided either by or to the company and involving a director or employee (or his or her immediate family members or a company or charitable organization of which the director or employee or an immediate family member is (or, at the time of the transaction, was) a partner, shareholder, officer, employee or director) need not be approved or ratified so long as the products and services are being provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available to similarly situated customers.
Company-sponsored Funds and Accounts
Mr. Harvey, our chief executive officer and president, serves as a director of Cohen & Steers Income Opportunities REIT, Inc. and as a vice president, director and chairman of the board of directors of each of the company’s U.S. registered open-end and closed-end funds. Mr. Steers, our executive chairman, serves as a director of Cohen & Steers Income Opportunities REIT, Inc. and previously served as a vice president of Cohen & Steers Securities, LLC until 2022 and as a director and chairman of the board of directors of each of the company’s U.S. registered open-end and closed-end funds until 2021, at which time Mr. Harvey succeeded him as chairman. Also in 2021, Mr. Derechin, our chief operating officer, was appointed as a director of each of the company’s U.S. registered open-end and closed-end funds. Messrs. Harvey and Steers do not receive additional compensation from Cohen & Steers Income Opportunities REIT, Inc. for their services and Messrs. Harvey and Derechin do not receive additional compensation from any of the company-sponsored open-end and closed-end funds for their services. In addition, some members of the Board and the company’s executive officers are investors in certain funds and accounts the company manages.
Registration Rights Agreement
In connection with the company’s initial public offering in 2004, Mr. Cohen and Mr. Steers and certain trust entities controlled by certain of their respective family members entered into a registration rights agreement with the company pursuant to which the company is required to register under the Securities Act shares of the company’s common stock (and other securities convertible into or exchangeable or exercisable for shares of the company’s common stock) held by them under certain circumstances. Such registration rights are generally available to the rights holders until registration under the Securities Act is no longer required to enable the rights holders to resell the registrable securities owned by them.

The registration rights agreement provides, among other things, that the company will pay all expenses in connection with the first ten demand registrations requested by the rights holders and in connection with any registration commenced by the company in which the rights holders participate through “piggyback” registration rights granted under such agreement. We have the right to postpone any demand registration (i) if registration would require an audit of us other than the regular audit of the company conducted at fiscal year-end, (ii) if another registration statement that was not effected on Form S-3 has been declared effective under the Securities Act within 180 days, or (iii) for a period of 90 days, if the Board determines that it is in the company’s best interests to do so. The ability of the rights holders to exercise their “piggyback” registration rights is subject to the company’s right to reduce on a pro-rata basis among all requesting holders the number of requested shares of common stock to be registered if, in the opinion of the managing underwriter, the total number of shares to be registered exceeds the number that may be sold without having an adverse effect on the price, timing or distribution of the offering of the shares.

ITEM TWO
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At its meeting on February 23, 2023, the Audit Committee appointed Deloitte & Touche LLP to serve as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2023. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accounting Fees and Services
Aggregate fees for professional services provided by Deloitte & Touche LLP and its affiliates for the fiscal years ended December 31, 2022 and 2021 are set forth below.

	2022	2021
Audit Fees(1)	$1,100,500	$1,043,000
Audit Related Fees(2)	238,900	252,600
Tax Fees(3)	48,035	120,491
All Other Fees(4)	12,500	8,000
Total	$1,399,935	$1,424,091
_________________________________________
(1)Fees for audit services include audits of the company’s annual consolidated financial statements and internal control over financial reporting, reviews of the quarterly condensed financial statements, audits of the company’s regulated subsidiaries, consultation on accounting and financial reporting standards arising during the course of the audits or reviews, and other services that are normally provided in connection with statutory and regulatory filings.
(2)Fees for services related to the examination of the company’s investment management and administrative services for institutional accounts and advisory services related to reports filed with local regulatory authorities.
(3)Fees for services related to consultations and advisory services regarding various tax matters.
(4)“All Other Fees” consisted of a subscription to an online accounting research tool offered by Deloitte & Touche LLP to its clients and attendance at certain Deloitte-sponsored seminars.
The fees reported above exclude amounts related to audit services provided by Deloitte & Touche LLP directly to certain of our investment vehicles. Fees for these services, which totaled $383,000 for 2022 and $0 for 2021, were paid by the Company but will be reimbursed by the investment vehicles over time when certain milestones are met.
Audit Committee Pre-Approval Policy
In accordance with the Audit Committee Pre-Approval Policy (the “Pre-Approval Policy”), all audit and permissible non-audit services performed by Deloitte & Touche LLP during fiscal 2022 and fiscal 2021 were pre-approved by the Audit Committee or the Audit Committee chair and ratified by the full Audit Committee pursuant to the Pre-Approval Policy, upon the conclusion of the Audit Committee that the provision of such services by Deloitte & Touche LLP did not impair Deloitte’s independence in the conduct of its auditing functions.
Pre-approval of audit and permissible non-audit services includes pre-approval of the fees for such services (even though pre-approval of fees is not specifically required by SEC rules) and the other terms of the engagement. At its first quarterly meeting of each fiscal year, and periodically as necessary, the Audit Committee reviews and pre-approves audit, audit-related, tax and all other services that the company expects to be performed by its independent registered public accounting firm for such fiscal year. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.
The Audit Committee has authorized its chair to pre-approve any services that are not pre-approved at the Audit Committee’s first quarterly meeting of the fiscal year. The Audit Committee must ratify any such pre-approvals at its next scheduled quarterly meeting. However, if fees for any one service exceed $50,000 or if fees for multiple services exceed $100,000 in the aggregate during any quarter, pre-approval by the chair of the additional services is required to be communicated to the Audit Committee prior to its next scheduled quarterly meeting. In the event the

Audit Committee determines not to ratify a pre-approved service, the independent auditor must cease all work on the engagement in question until the appropriate approval is received.
Recommendation of the Board
The Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2023.
Ratification by the company’s shareholders of the appointment of the independent registered public accounting firm is not required, but the Board believes that it is desirable to submit this matter to the company’s shareholders. If the appointment of Deloitte & Touche LLP is not approved at the Annual Meeting, the Audit Committee will investigate the reason for the rejection and reconsider the appointment.

REPORT OF THE AUDIT COMMITTEE
The Board has appointed an Audit Committee comprised of six directors, each of whom is independent under the NYSE listing standards. The Board has determined that each of Messrs. Connor and Rhein, Dr. Aggarwal and Ms. Smith is an “audit committee financial expert,” as that term is defined in SEC rules.
The Board has adopted a written charter for the Audit Committee. A copy of that charter is available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.” The Audit Committee’s job is one of oversight as set forth in its charter. It is not the Audit Committee’s responsibility to prepare the company’s financial statements, to plan or conduct audits or to determine that the company’s financial statements are complete and accurate and prepared in accordance with accounting principles generally accepted in the United States of America. Management is responsible for preparing the company’s financial statements and for maintaining internal control over financial reporting and disclosure controls and procedures. The company’s independent registered public accounting firm is responsible for auditing the company’s financial statements and expressing an opinion as to whether those audited financial statements fairly present the company’s financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America.
The Audit Committee has reviewed and discussed the company’s audited financial statements for the fiscal year ended December 31, 2022 with management and Deloitte & Touche LLP, the company’s independent registered public accounting firm.
The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received from Deloitte & Touche LLP the written statements required by the applicable standards of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte & Touche LLP its independence. The Audit Committee has concluded that Deloitte & Touche LLP’s provision of audit and non-audit services to the company and its affiliates did not impair Deloitte & Touche LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
In accordance with, and to the extent permitted by SEC rules, the information contained in the Report of the Audit Committee shall not be incorporated by reference into any of the company’s future filings made under the Exchange Act or the Securities Act and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

AUDIT COMMITTEE MEMBERS
Frank T. Connor (chair)
Reena Aggarwal
Peter L. Rhein
Richard P. Simon
Dasha Smith
Edmond D. Villani

ITEM THREE
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are including a separate proposal to shareholders, for a non-binding advisory vote, to approve the compensation of the company’s named executive officers as disclosed under “Executive Compensation.” The text of the resolution in respect of Item Three is as follows:
“RESOLVED, that the compensation paid to the company’s named executive officers as disclosed in the 2023 proxy statement pursuant to SEC rules, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion set forth in such proxy statement, is hereby APPROVED.”
In considering their vote, shareholders should carefully review the information about the company’s compensation policies and decisions with respect to the named executive officers presented in the Compensation Discussion and Analysis.
In particular, shareholders should take into consideration that the Compensation Committee bases its executive compensation decisions on the following:
•Compensation should be linked to company, investment and individual performance;
•Compensation should be competitive;
•Compensation decisions focus on total compensation;
•Compensation decisions reflect our long-term approach to investment, business and human capital management; and
•Equity awards, in the form of forfeitable restricted stock units that vest over several years, should constitute a significant percentage of total compensation.
At the company’s 2022 Annual Meeting of Shareholders, 90.50% of the votes cast by the company’s shareholders approved the compensation of its named executive officers as described in the company’s 2022 proxy statement. The Compensation Committee believes this affirms shareholders’ support of the company’s approach to executive compensation.
While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of the vote.
Recommendation of the Board
The Board recommends a vote “FOR” the approval of the compensation of the company’s named executive officers.

ITEM FOUR
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are including a separate proposal to shareholders to recommend, in a non-binding advisory vote, whether a non-binding advisory vote on the compensation of our named executive officers should occur every one, two or three years.
In voting on this Item Four, you should mark your proxy for one, two or three years based on your preference about the frequency with which an advisory vote on executive compensation should occur. If you have no preference, you should abstain.
While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of the vote.
Recommendation of the Board
The Board recommends “ONE YEAR” with respect to how frequently a shareholder vote to approve the compensation of our named executive officers should occur.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS
Pursuant to the requirements of Rule 14a-8 under the Exchange Act, to be considered for inclusion in the company’s proxy statement and proxy card for the company’s 2024 Annual Meeting of Shareholders, a shareholder proposal must be received by the company at its principal executive offices at 280 Park Avenue, New York, New York 10017 by November 25, 2023. All proposals should be sent to the attention of the company’s corporate secretary.
In addition, the company’s bylaws set forth certain advance notice procedures to be followed by shareholders who wish to bring business before an annual meeting of shareholders or nominate candidates for election to the Board at an annual meeting of shareholders. Such procedures require that the shareholder give timely written notice to the company’s corporate secretary. To be considered timely, such notice must be delivered to the company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, provided that in the event the date of the annual meeting is more than 20 days before or more than 70 days after such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
OTHER MATTERS
The Board knows of no other business to be presented at the Annual Meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, any proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.

By Order of the Board of Directors,

Francis C. Poli Corporate Secretary

Appendix A

Additional Information Regarding Morningstar Ratings

Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at December 31, 2022. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
A-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2022 Annual Report and 2023 Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com.

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

COHEN & STEERS, INC.
PROXY
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned appoints Francis C. Poli and Brian W. Heller, and each of them, as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve), all shares of common stock of Cohen & Steers, Inc. held of record by the undersigned as of March 9, 2023 at the 2023 Annual Meeting of Shareholders to be held on May 4, 2023 beginning at 9:00 a.m. New York time via live audio webcast at http://www.virtualshareholdermeeting.com/CNS2023, and in their discretion upon any matter that may properly come before the meeting or any adjournment or postponement of the meeting in accordance with their best judgment.

This proxy, when properly executed, will be voted in accordance with the instructions given on the reverse side of this form. If no other indication is made on the reverse side of this form, the proxies shall vote FOR all nominees listed in Proposal 1, FOR Proposals 2 and 3 and ONE YEAR for Proposal 4.

This proxy may be revoked at any time prior to the time voting is declared closed by voting a new proxy, by telephone or Internet, or by giving the Corporate Secretary of Cohen & Steers, Inc. written notice of revocation or a subsequently dated proxy, or by casting a ballot at the meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET
COHEN & STEERS, INC. 280 PARK AVENUE NEW YORK, NY 10017
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to http://www.virtualshareholdermeeting.com/CNS2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:				KEEP THIS PORTION FOR YOUR RECORDS
__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
COHEN & STEERS, INC.
The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees:	For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
1a. Martin Cohen	☐	☐	☐	2. Ratification of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2023.
1b. Robert H. Steers	☐	☐	☐		☐	☐	☐
1c. Joseph M. Harvey	☐	☐	☐	3. Approval, by non-binding advisory vote, of the compensation of the company’s named executive officers.
1d. Reena Aggarwal	☐	☐	☐		☐	☐	☐
1e. Frank T. Connor	☐	☐	☐	The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 Year	2 Years	3 Years	Abstain
1f. Peter L. Rhein	☐	☐	☐
1g. Richard P. Simon	☐	☐	☐	4. The determination with respect to the frequency of soliciting non-binding advisory votes on the compensation of the company’s named executive officers.	☐	☐	☐	☐
1h. Dasha Smith	☐	☐	☐
1i. Edmond D. Villani	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date	Signature (Joint Owners)	Date